UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-06677

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 8

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2021

Date of reporting period:	9/30/2021

Item 1 – Reports to Stockholders

PGIM QMA STOCK INDEX FUND

ANNUAL REPORT

SEPTEMBER 30, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. PGIM Quantitative Solutions is the primary business name of PGIM Quantitative Solutions LLC (formerly known as QMA LLC), a wholly owned subsidiary of PGIM, Inc. (PGIM), a registered investment adviser and Prudential Financial company. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM QMA Stock Index Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2021.

The COVID-19 pandemic had a significant impact on the global economy and markets early in 2020, but a dramatic recovery was underway as the period began. The Federal Reserve slashed interest rates to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval later in the year.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Throughout this volatile period, investors sought safety in fixed income. Investment-grade bonds in the US and the overall global bond market declined slightly during the period as the economy recovered, but emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, implementing many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA Stock Index Fund

November 15, 2021

PGIM QMA Stock Index Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/21
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	25.04	15.55	15.67	—

(without sales charges)	29.24	16.32	16.06	—

Class C

(with sales charges)	27.37	15.56	15.31	—

(without sales charges)	28.37	15.56	15.31	—

Class I

(without sales charges)	29.69	16.72	16.45	—

Class Z

(without sales charges)	29.62	16.65	16.39	—

Class R6

(without sales charges)	29.72	N/A	N/A	15.69 (11/28/2017)

S&P 500 Index

	30.00	16.89	16.62	—

Average Annual Total Returns as of 9/30/21 Since Inception (%)

Class R6
(11/28/2017)

S&P 500 Index		15.62

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

Source: PGIM Investments LLC.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period (September 30, 2011) and the account values at the end of the current fiscal year (September 30, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM QMA Stock Index Fund    5

Your Fund’s Performance  (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class I	Class Z	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	None	None	None

Benchmark Definitions

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

*The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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12-month performance broken out by S&P 500 Index sectors.

S&P 500 Index as of 9/30/21

*Sector weightings are subject to change.

Source: FactSet Research Systems Inc.

Presentation of Fund Holdings as of 9/30/21

Ten Largest Holdings	Line of Business	% of Net Assets

Apple, Inc.	Technology Hardware, Storage & Peripherals	5.9%

Microsoft Corp.	Software	5.7%

Amazon.com, Inc.	Internet & Direct Marketing Retail	3.8%

Alphabet, Inc. (Class A Stock)	Interactive Media & Services	2.2%

Facebook, Inc. (Class A Stock)	Interactive Media & Services	2.2%

Alphabet, Inc. (Class C Stock)	Interactive Media & Services	2.0%

Tesla, Inc.	Automobiles	1.7%

NVIDIA Corp.	Semiconductors & Semiconductor Equipment	1.4%

Berkshire Hathaway, Inc. (Class B Stock)	Diversified Financial Services	1.4%

JPMorgan Chase & Co.	Banks	1.3%

Holdings reflect only long-term investments.

PGIM QMA Stock Index Fund    7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA Stock Index Fund’s Class Z shares returned 29.62% in the 12-month reporting period that ended September 30, 2021, in line with the 30.00% return of the S&P 500 Index (the Index).

•	The Fund closely tracked the performance of the Index during the period before the deduction of fees and expenses.

•	The Fund held all stocks included in the Index in approximately the same proportions.

What were the market conditions?

•

During the reporting period, highly effective COVID-19 vaccines were developed and deployed. Coupled with massive fiscal and monetary stimulus, the availability of these vaccines unleashed strong economic and earnings growth. This fueled a sharp increase in US equity prices while bond returns, as measured by the Bloomberg US Aggregate Bond Index, fell nearly 1%.

•

The emergency approval of two effective COVID-19 vaccines in the US in the fourth quarter of 2020 gave the markets visibility into and conviction for a potential global economic reopening in 2021. In that environment, PGIM Quantitative Solutions believed that equity returns would be driven by earnings rather than price-to-earnings (P/E) multiples. That essentially transpired, as earnings rose during the first half of 2021 and P/E multiples fell compared to the beginning of the year.

•

Positive economic growth developments, along with elevated inflation, weighed on bond returns during the period. As the overall US bond market posted negative returns, Treasury inflation-protected securities and high yield corporate bonds, one of the riskiest segments of the bond market, both posted gains.

Current outlook

•

A robust global recovery from the pandemic-induced economic downturn was continuing at the end of the reporting period, despite signs that activity may have hit a speed bump in the third quarter of 2021 as the COVID-19 Delta variant spread around the world. Renewed lockdowns in certain countries and more cautious consumer behavior appeared to push down third-quarter growth expectations from earlier estimates and from the rapid pace of growth in the second quarter of 2021.

•

Given the headwinds caused by the Delta variant, US gross domestic product (GDP) likely slowed in the third quarter of 2021, in PGIM Quantitative Solutions’ view. In contrast, eurozone GDP growth likely grew in the third quarter due to significant vaccination rates.

•

Prices of goods and services remained stubbornly elevated at the end of the period. In the near term, prices likely will continue to face upward pressure by factors related to the pandemic (e.g., supply chain issues), in PGIM Quantitative Solutions’ view, and any reduction is likely to be gradual in an environment of strong demand growth and lean inventory positions.

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•

On the whole, advanced economy central banks continue to maintain their accommodative policies, though there was a modest tilt toward hawkishness at the end of the period. (Hawkishness suggests higher interest rates.)

•

In emerging markets, central banks remained divided between those hiking rates due to rising inflation (Russia, Brazil, Mexico, Peru, Pakistan, and Chile) and others supporting their economies from COVID-19-related downside risks (India, China, and ASEAN countries). (ASEAN, officially the Association of Southeast Asian Nations, is an economic union comprising 10 member states in Southeast Asia.)

•

PGIM Quantitative Solutions believes economic growth likely will reaccelerate into the end of 2021 as the economic impact of the Delta variant recedes and global monetary policy conditions stay accommodative.

•

A credit event in China, such as major corporate bond default, could spark a correction in global stock markets; however, PGIM Quantitative Solutions thinks this would be a buying opportunity given the underlying strength in the global economy and earnings.

•

As for bond yields, PGIM Quantitative Solutions expects them to rise back toward the levels seen earlier in 2021, as Delta variant risks peak and decline. However, interest rates should stay historically low, at least in the near term, anchored by structural trends and central bank policies.

PGIM QMA Stock Index Fund    9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA Stock Index Fund		Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,089.00	0.53%	$2.78

	Hypothetical	$1,000.00	$1,022.41	0.53%	$2.69

Class C	Actual	$1,000.00	$1,085.30	1.19%	$6.22

	Hypothetical	$1,000.00	$1,019.10	1.19%	$6.02

Class I	Actual	$1,000.00	$1,090.90	0.18%	$0.94

	Hypothetical	$1,000.00	$1,024.17	0.18%	$0.91

Class Z	Actual	$1,000.00	$1,090.70	0.24%	$1.26

	Hypothetical	$1,000.00	$1,023.87	0.24%	$1.22

Class R6	Actual	$1,000.00	$1,091.10	0.14%	$0.73

	Hypothetical	$1,000.00	$1,024.37	0.14%	$0.71

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2021, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM QMA Stock Index Fund    11

Schedule of Investments

as of September 30, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 98.9%

COMMON STOCKS 97.8%

Aerospace & Defense 1.5%

Boeing Co. (The)*	12,844	$2,824,909
General Dynamics Corp.	5,332	1,045,232
Howmet Aerospace, Inc.	8,381	261,487
Huntington Ingalls Industries, Inc.	1,000	193,060
L3Harris Technologies, Inc.	4,716	1,038,652
Lockheed Martin Corp.	5,766	1,989,847
Northrop Grumman Corp.	3,568	1,285,015
Raytheon Technologies Corp.	35,131	3,019,861
Textron, Inc.	5,134	358,405
TransDigm Group, Inc.*	1,220	761,975

		12,778,443

Air Freight & Logistics 0.6%

C.H. Robinson Worldwide, Inc.	2,800	243,600
Expeditors International of Washington, Inc.	4,000	476,520
FedEx Corp.	5,846	1,281,969
United Parcel Service, Inc. (Class B Stock)	16,990	3,093,879

		5,095,968

Airlines 0.2%

Alaska Air Group, Inc.*	2,500	146,500
American Airlines Group, Inc.*	14,250	292,410
Delta Air Lines, Inc.*	14,300	609,323
Southwest Airlines Co.*	13,674	703,254
United Airlines Holdings, Inc.*	7,000	332,990

		2,084,477

Auto Components 0.1%

Aptiv PLC*	6,250	931,063
BorgWarner, Inc.	5,400	233,334

		1,164,397

Automobiles 2.0%

Ford Motor Co.*	90,638	1,283,434
General Motors Co.*	33,300	1,755,243
Tesla, Inc.*	18,930	14,679,836

		17,718,513

See Notes to Financial Statements.

PGIM QMA Stock Index Fund    13

Schedule of Investments  (continued)

as of September 30, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Banks 4.3%

Bank of America Corp.	171,795	$7,292,698
Citigroup, Inc.	46,795	3,284,073
Citizens Financial Group, Inc.	9,900	465,102
Comerica, Inc.	3,061	246,410
Fifth Third Bancorp	15,373	652,430
First Republic Bank(a)	4,100	790,808
Huntington Bancshares, Inc.	33,829	522,996
JPMorgan Chase & Co.	69,403	11,360,577
KeyCorp	22,035	476,397
M&T Bank Corp.	3,070	458,474
People’s United Financial, Inc.	9,200	160,724
PNC Financial Services Group, Inc. (The)	9,872	1,931,358
Regions Financial Corp.	21,974	468,266
SVB Financial Group*	1,410	912,101
Truist Financial Corp.	30,772	1,804,778
U.S. Bancorp	31,195	1,854,231
Wells Fargo & Co.	94,736	4,396,698
Zions Bancorp NA	3,600	222,804

		37,300,925

Beverages 1.3%

Brown-Forman Corp. (Class B Stock)	3,950	264,690
Coca-Cola Co. (The)	90,164	4,730,905
Constellation Brands, Inc. (Class A Stock)	3,900	821,691
Molson Coors Beverage Co. (Class B Stock)	4,094	189,880
Monster Beverage Corp.*	8,650	768,379
PepsiCo, Inc.	32,141	4,834,328

		11,609,873

Biotechnology 1.9%

AbbVie, Inc.	41,089	4,432,271
Amgen, Inc.	13,196	2,806,129
Biogen, Inc.*	3,580	1,013,104
Gilead Sciences, Inc.	28,800	2,011,680
Incyte Corp.*	4,400	302,632
Moderna, Inc.*	8,000	3,078,880
Regeneron Pharmaceuticals, Inc.*	2,510	1,519,002
Vertex Pharmaceuticals, Inc.*	6,160	1,117,362

		16,281,060

Building Products 0.5%

A.O. Smith Corp.	2,800	170,996

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

Building Products (cont’d.)

Allegion PLC	2,033	$268,722
Carrier Global Corp.	19,629	1,015,997
Fortune Brands Home & Security, Inc.	3,200	286,144
Johnson Controls International PLC	16,187	1,102,011
Masco Corp.	5,226	290,304
Trane Technologies PLC	5,600	966,840

		4,101,014

Capital Markets 2.9%

Ameriprise Financial, Inc.	2,661	702,823
Bank of New York Mellon Corp. (The)	18,038	935,090
BlackRock, Inc.	3,410	2,859,831
Cboe Global Markets, Inc.	2,500	309,650
Charles Schwab Corp. (The)	34,611	2,521,065
CME Group, Inc.	8,300	1,605,054
Franklin Resources, Inc.	6,542	194,428
Goldman Sachs Group, Inc. (The)	7,830	2,959,975
Intercontinental Exchange, Inc.	13,000	1,492,660
Invesco Ltd.	7,000	168,770
MarketAxess Holdings, Inc.	960	403,863
Moody’s Corp.	3,766	1,337,344
Morgan Stanley	33,690	3,278,374
MSCI, Inc.	2,000	1,216,680
Nasdaq, Inc.	2,700	521,154
Northern Trust Corp.	4,762	513,391
Raymond James Financial, Inc.	4,100	378,348
S&P Global, Inc.(a)	5,670	2,409,126
State Street Corp.	7,762	657,597
T. Rowe Price Group, Inc.	5,400	1,062,180

		25,527,403

Chemicals 1.7%

Air Products & Chemicals, Inc.	5,102	1,306,673
Albemarle Corp.	2,840	621,875
Celanese Corp.	2,700	406,728
CF Industries Holdings, Inc.	4,700	262,354
Corteva, Inc.	16,809	707,323
Dow, Inc.	16,809	967,526
DuPont de Nemours, Inc.	11,809	802,894
Eastman Chemical Co.	3,086	310,884
Ecolab, Inc.	5,842	1,218,758
FMC Corp.	2,900	265,524
International Flavors & Fragrances, Inc.	5,815	777,582

See Notes to Financial Statements.

PGIM QMA Stock Index Fund    15

Schedule of Investments  (continued)

as of September 30, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Chemicals (cont’d.)

Linde PLC (United Kingdom)	12,068	$3,540,510
LyondellBasell Industries NV (Class A Stock)	6,100	572,485
Mosaic Co. (The)	7,800	278,616
PPG Industries, Inc.	5,548	793,419
Sherwin-Williams Co. (The)	5,688	1,591,104

		14,424,255

Commercial Services & Supplies 0.4%

Cintas Corp.	2,060	784,159
Copart, Inc.*	5,000	693,600
Republic Services, Inc.	4,935	592,496
Rollins, Inc.	5,175	182,833
Waste Management, Inc.	9,113	1,361,118

		3,614,206

Communications Equipment 0.8%

Arista Networks, Inc.*	1,350	463,914
Cisco Systems, Inc.	97,444	5,303,877
F5 Networks, Inc.*	1,500	298,170
Juniper Networks, Inc.	7,400	203,648
Motorola Solutions, Inc.	3,956	919,058

		7,188,667

Construction & Engineering 0.1%

Quanta Services, Inc.	3,300	375,606

Construction Materials 0.1%

Martin Marietta Materials, Inc.	1,500	512,520
Vulcan Materials Co.	3,100	524,396

		1,036,916

Consumer Finance 0.7%

American Express Co.	14,899	2,496,030
Capital One Financial Corp.	10,466	1,695,178
Discover Financial Services	6,818	837,591
Synchrony Financial	12,665	619,065

		5,647,864

Containers & Packaging 0.3%

Amcor PLC	35,660	413,299

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Containers & Packaging (cont’d.)

Avery Dennison Corp.	2,038	$422,294
Ball Corp.	7,528	677,294
International Paper Co.	8,484	474,425
Packaging Corp. of America	2,170	298,245
Sealed Air Corp.	3,136	171,822
Westrock Co.	6,033	300,624

		2,758,003

Distributors 0.1%

Genuine Parts Co.	3,199	387,815
LKQ Corp.*	5,700	286,824
Pool Corp.	1,000	434,410

		1,109,049

Diversified Financial Services 1.4%

Berkshire Hathaway, Inc. (Class B Stock)*	43,190	11,788,279

Diversified Telecommunication Services 1.2%

AT&T, Inc.	165,507	4,470,344
Lumen Technologies, Inc.	22,679	280,993
Verizon Communications, Inc.	95,933	5,181,341

		9,932,678

Electric Utilities 1.5%

Alliant Energy Corp.	5,400	302,292
American Electric Power Co., Inc.(a)	11,591	940,957
Duke Energy Corp.	17,839	1,740,908
Edison International	8,362	463,840
Entergy Corp.	4,715	468,247
Evergy, Inc.	5,000	311,000
Eversource Energy	7,800	637,728
Exelon Corp.	22,312	1,078,562
FirstEnergy Corp.	12,377	440,869
NextEra Energy, Inc.(a)	45,628	3,582,711
NRG Energy, Inc.	5,300	216,399
Pinnacle West Capital Corp.	2,600	188,136
PPL Corp.	17,352	483,774
Southern Co. (The)	24,415	1,512,997
Xcel Energy, Inc.	12,483	780,187

		13,148,607

See Notes to Financial Statements.

PGIM QMA Stock Index Fund    17

Schedule of Investments  (continued)

as of September 30, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Electrical Equipment 0.6%

AMETEK, Inc.	5,400	$669,654
Eaton Corp. PLC	9,293	1,387,538
Emerson Electric Co.	13,750	1,295,250
Generac Holdings, Inc.*	1,500	613,005
Rockwell Automation, Inc.	2,743	806,552

		4,771,999

Electronic Equipment, Instruments & Components 0.7%

Amphenol Corp. (Class A Stock)	13,700	1,003,251
CDW Corp.	3,300	600,666
Corning, Inc.	17,797	649,412
IPG Photonics Corp.*	900	142,560
Keysight Technologies, Inc.*	4,400	722,876
TE Connectivity Ltd.	7,550	1,036,011
Teledyne Technologies, Inc.*	1,108	475,975
Trimble, Inc.*	5,800	477,050
Zebra Technologies Corp. (Class A Stock)*	1,300	670,046

		5,777,847

Energy Equipment & Services 0.2%

Baker Hughes Co.	18,545	458,618
Halliburton Co.	20,322	439,362
Schlumberger NV	31,632	937,572

		1,835,552

Entertainment 1.9%

Activision Blizzard, Inc.	17,900	1,385,281
Electronic Arts, Inc.	6,500	924,625
Live Nation Entertainment, Inc.*	3,000	273,390
Netflix, Inc.*	10,330	6,304,812
Take-Two Interactive Software, Inc.*	2,700	415,989
Walt Disney Co. (The)*	42,236	7,145,064

		16,449,161

Equity Real Estate Investment Trusts (REITs) 2.4%

Alexandria Real Estate Equities, Inc.	3,300	630,531
American Tower Corp.	10,650	2,826,616
AvalonBay Communities, Inc.	3,311	733,850
Boston Properties, Inc.	3,280	355,388
Crown Castle International Corp.	10,100	1,750,532
Digital Realty Trust, Inc.	6,700	967,815

See Notes to Financial Statements.

18

Description	Shares	Value

COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)

Duke Realty Corp.	8,700	$416,469
Equinix, Inc.	2,166	1,711,422
Equity Residential	8,000	647,360
Essex Property Trust, Inc.	1,500	479,610
Extra Space Storage, Inc.	3,100	520,769
Federal Realty Investment Trust	1,700	200,583
Healthpeak Properties, Inc.	11,900	398,412
Host Hotels & Resorts, Inc.*	16,336	266,767
Iron Mountain, Inc.	6,705	291,332
Kimco Realty Corp.	13,300	275,975
Mid-America Apartment Communities, Inc.	2,770	517,298
Prologis, Inc.	17,237	2,162,037
Public Storage	3,600	1,069,560
Realty Income Corp.	8,700	564,282
Regency Centers Corp.	3,100	208,723
SBA Communications Corp.	2,600	859,482
Simon Property Group, Inc.	7,689	999,339
UDR, Inc.	6,300	333,774
Ventas, Inc.	8,333	460,065
Vornado Realty Trust	3,284	137,961
Welltower, Inc.	9,600	791,040
Weyerhaeuser Co.	17,239	613,191

		21,190,183

Food & Staples Retailing 1.3%

Costco Wholesale Corp.	10,258	4,609,432
Kroger Co. (The)	15,068	609,199
Sysco Corp.	11,780	924,730
Walgreens Boots Alliance, Inc.	16,678	784,700
Walmart, Inc.	33,286	4,639,403

		11,567,464

Food Products 0.8%

Archer-Daniels-Midland Co.	12,759	765,668
Campbell Soup Co.	4,347	181,748
Conagra Brands, Inc.	11,143	377,414
General Mills, Inc.	14,044	840,112
Hershey Co. (The)	3,316	561,233
Hormel Foods Corp.	6,000	246,000
J.M. Smucker Co. (The)	2,600	312,078
Kellogg Co.	5,570	356,034
Kraft Heinz Co. (The)	15,055	554,325
Lamb Weston Holdings, Inc.	2,900	177,973

See Notes to Financial Statements.

PGIM QMA Stock Index Fund    19

Schedule of Investments  (continued)

as of September 30, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Food Products (cont’d.)

McCormick & Co., Inc.	5,600	$453,768
Mondelez International, Inc. (Class A Stock)	31,966	1,859,782
Tyson Foods, Inc. (Class A Stock)	6,700	528,898

		7,215,033

Gas Utilities 0.0%

Atmos Energy Corp.	3,100	273,420

Health Care Equipment & Supplies 3.7%

Abbott Laboratories	41,213	4,868,492
ABIOMED, Inc.*	1,100	358,072
Align Technology, Inc.*	1,770	1,177,811
Baxter International, Inc.	11,574	930,897
Becton, Dickinson & Co.	6,765	1,662,972
Boston Scientific Corp.*	33,072	1,434,994
Cooper Cos., Inc. (The)	1,200	495,972
Danaher Corp.	14,820	4,511,801
DENTSPLY SIRONA, Inc.	4,900	284,445
Dexcom, Inc.*(a)	2,290	1,252,309
Edwards Lifesciences Corp.*	14,610	1,653,998
Hologic, Inc.*	5,600	413,336
IDEXX Laboratories, Inc.*	1,980	1,231,362
Intuitive Surgical, Inc.*	2,810	2,793,561
Medtronic PLC	31,315	3,925,335
ResMed, Inc.	3,490	919,790
STERIS PLC	2,300	469,844
Stryker Corp.	7,860	2,072,839
Teleflex, Inc.	1,100	414,205
West Pharmaceutical Services, Inc.	1,740	738,700
Zimmer Biomet Holdings, Inc.	4,811	704,138

		32,314,873

Health Care Providers & Services 2.5%

AmerisourceBergen Corp.	3,560	425,242
Anthem, Inc.	5,710	2,128,688
Cardinal Health, Inc.	6,373	315,209
Centene Corp.*	13,408	835,452
Cigna Corp.	7,968	1,594,875
CVS Health Corp.	30,546	2,592,134
DaVita, Inc.*	1,700	197,642
HCA Healthcare, Inc.	5,800	1,407,776
Henry Schein, Inc.*	3,200	243,712
Humana, Inc.	3,000	1,167,450

See Notes to Financial Statements.

20

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Providers & Services (cont’d.)

Laboratory Corp. of America Holdings*	2,300	$647,312
McKesson Corp.	3,626	722,952
Quest Diagnostics, Inc.	2,800	406,868
UnitedHealth Group, Inc.	21,898	8,556,424
Universal Health Services, Inc. (Class B Stock)	1,770	244,915

		21,486,651

Health Care Technology 0.1%

Cerner Corp.	6,900	486,588

Hotels, Restaurants & Leisure 2.0%

Booking Holdings, Inc.*	960	2,278,915
Caesars Entertainment, Inc.*	5,000	561,400
Carnival Corp.*	18,000	450,180
Chipotle Mexican Grill, Inc.*	657	1,194,111
Darden Restaurants, Inc.	3,053	462,438
Domino’s Pizza, Inc.	900	429,264
Expedia Group, Inc.*	3,500	573,650
Hilton Worldwide Holdings, Inc.*	6,460	853,430
Las Vegas Sands Corp.*	7,960	291,336
Marriott International, Inc. (Class A Stock)*	6,340	938,890
McDonald’s Corp.	17,480	4,214,603
MGM Resorts International	8,600	371,090
Norwegian Cruise Line Holdings Ltd.*	8,400	224,364
Penn National Gaming, Inc.*	3,600	260,856
Royal Caribbean Cruises Ltd.*	5,300	471,435
Starbucks Corp.	27,380	3,020,288
Wynn Resorts Ltd.*	2,300	194,925
Yum! Brands, Inc.	6,864	839,536

		17,630,711

Household Durables 0.4%

D.R. Horton, Inc.	7,300	612,981
Garmin Ltd.	3,600	559,656
Leggett & Platt, Inc.	2,600	116,584
Lennar Corp. (Class A Stock)	6,300	590,184
Mohawk Industries, Inc.*	1,340	237,716
Newell Brands, Inc.	7,927	175,504
NVR, Inc.*	86	412,291
PulteGroup, Inc.	5,711	262,249
Whirlpool Corp.	1,485	302,732

		3,269,897

See Notes to Financial Statements.

PGIM QMA Stock Index Fund    21

Schedule of Investments  (continued)

as of September 30, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Household Products 1.3%

Church & Dwight Co., Inc.	5,800	$478,906
Clorox Co. (The)	2,782	460,727
Colgate-Palmolive Co.	19,560	1,478,345
Kimberly-Clark Corp.	7,766	1,028,529
Procter & Gamble Co. (The)	56,463	7,893,527

		11,340,034

Independent Power & Renewable Electricity Producers 0.0%

AES Corp. (The)	14,700	335,601

Industrial Conglomerates 1.1%

3M Co.	13,538	2,374,836
General Electric Co.	25,400	2,616,962
Honeywell International, Inc.	16,185	3,435,752
Roper Technologies, Inc.	2,530	1,128,709

		9,556,259

Insurance 1.9%

Aflac, Inc.	14,200	740,246
Allstate Corp. (The)	6,808	866,727
American International Group, Inc.	19,351	1,062,176
Aon PLC (Class A Stock)	5,289	1,511,438
Arthur J. Gallagher & Co.	4,800	713,520
Assurant, Inc.	1,300	205,075
Brown & Brown, Inc.	5,000	277,250
Chubb Ltd.	10,253	1,778,690
Cincinnati Financial Corp.	3,407	389,148
Everest Re Group Ltd.	950	238,241
Globe Life, Inc.	2,133	189,901
Hartford Financial Services Group, Inc. (The)	8,053	565,723
Lincoln National Corp.	3,951	271,631
Loews Corp.	4,317	232,816
Marsh & McLennan Cos., Inc.	11,840	1,792,931
MetLife, Inc.	16,550	1,021,632
Principal Financial Group, Inc.	5,700	367,080
Progressive Corp. (The)	13,416	1,212,672
Prudential Financial, Inc.(g)	9,000	946,800
Travelers Cos., Inc. (The)	5,831	886,370
W.R. Berkley Corp.	3,300	241,494
Willis Towers Watson PLC	3,100	720,626

		16,232,187

See Notes to Financial Statements.

22

Description	Shares	Value

COMMON STOCKS (Continued)

Interactive Media & Services 6.6%

Alphabet, Inc. (Class A Stock)*	7,060	$18,875,051
Alphabet, Inc. (Class C Stock)*	6,562	17,489,764
Facebook, Inc. (Class A Stock)*	55,560	18,856,509
Match Group, Inc.*	6,300	989,037
Twitter, Inc.*	18,400	1,111,176

		57,321,537

Internet & Direct Marketing Retail 4.0%

Amazon.com, Inc.*	10,130	33,277,455
eBay, Inc.	14,840	1,033,903
Etsy, Inc.*	3,000	623,880

		34,935,238

IT Services 4.8%

Accenture PLC (Class A Stock)	14,790	4,731,617
Akamai Technologies, Inc.*	3,800	397,442
Automatic Data Processing, Inc.	9,848	1,968,812
Broadridge Financial Solutions, Inc.	2,700	449,928
Cognizant Technology Solutions Corp. (Class A Stock)	12,200	905,362
DXC Technology Co.*	5,259	176,755
Fidelity National Information Services, Inc.	14,360	1,747,325
Fiserv, Inc.*	13,900	1,508,150
FleetCor Technologies, Inc.*	2,060	538,216
Gartner, Inc.*	1,970	598,644
Global Payments, Inc.	6,894	1,086,357
International Business Machines Corp.	20,974	2,913,918
Jack Henry & Associates, Inc.	1,700	278,902
Mastercard, Inc. (Class A Stock)	20,300	7,057,904
Paychex, Inc.	7,425	834,941
PayPal Holdings, Inc.*	27,330	7,111,539
VeriSign, Inc.*	2,380	487,924
Visa, Inc. (Class A Stock)(a)	39,350	8,765,212
Western Union Co. (The)	9,352	189,097

		41,748,045

Leisure Products 0.0%

Hasbro, Inc.	2,854	254,634

Life Sciences Tools & Services 1.4%

Agilent Technologies, Inc.	6,998	1,102,395
Bio-Rad Laboratories, Inc. (Class A Stock)*	550	410,273
Bio-Techne Corp.	920	445,804

See Notes to Financial Statements.

PGIM QMA Stock Index Fund    23

Schedule of Investments  (continued)

as of September 30, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Life Sciences Tools & Services (cont’d.)

Charles River Laboratories International, Inc.*	1,250	$515,838
Illumina, Inc.*	3,430	1,391,242
IQVIA Holdings, Inc.*	4,510	1,080,325
Mettler-Toledo International, Inc.*	540	743,774
PerkinElmer, Inc.	2,570	445,355
Thermo Fisher Scientific, Inc.	9,232	5,274,519
Waters Corp.*	1,420	507,366

		11,916,891

Machinery 1.5%

Caterpillar, Inc.	12,696	2,437,251
Cummins, Inc.	3,406	764,851
Deere & Co.	6,630	2,221,514
Dover Corp.	3,362	522,791
Fortive Corp.	7,950	561,032
IDEX Corp.	1,800	372,510
Illinois Tool Works, Inc.	6,786	1,402,191
Ingersoll Rand, Inc.*	8,829	445,070
Otis Worldwide Corp.	9,964	819,838
PACCAR, Inc.	8,064	636,411
Parker-Hannifin Corp.	3,068	857,874
Pentair PLC	3,646	264,809
Snap-on, Inc.	1,342	280,411
Stanley Black & Decker, Inc.	3,788	664,074
Westinghouse Air Brake Technologies Corp.	4,160	358,634
Xylem, Inc.	4,250	525,640

		13,134,901

Media 1.2%

Charter Communications, Inc. (Class A Stock)*	2,990	2,175,404
Comcast Corp. (Class A Stock)	106,420	5,952,071
Discovery, Inc. (Class A Stock)*(a)	3,300	83,754
Discovery, Inc. (Class C Stock)*	6,500	157,755
DISH Network Corp. (Class A Stock)*	5,333	231,772
Fox Corp. (Class A Stock)	7,066	283,417
Fox Corp. (Class B Stock)	3,366	124,946
Interpublic Group of Cos., Inc. (The)	8,588	314,922
News Corp. (Class A Stock)	9,075	213,535
News Corp. (Class B Stock)	1,800	41,814
Omnicom Group, Inc.	4,634	335,780
ViacomCBS, Inc. (Class B Stock)	13,597	537,217

		10,452,387

See Notes to Financial Statements.

24

Description	Shares	Value

COMMON STOCKS (Continued)

Metals & Mining 0.3%

Freeport-McMoRan, Inc.	33,892	$1,102,507
Newmont Corp.	18,197	988,097
Nucor Corp.	6,812	670,914

		2,761,518

Multiline Retail 0.5%

Dollar General Corp.	5,600	1,187,984
Dollar Tree, Inc.*	5,342	511,336
Target Corp.	11,482	2,626,737

		4,326,057

Multi-Utilities 0.7%

Ameren Corp.	5,969	483,489
CenterPoint Energy, Inc.	13,579	334,043
CMS Energy Corp.	6,600	394,218
Consolidated Edison, Inc.	8,051	584,422
Dominion Energy, Inc.	18,850	1,376,427
DTE Energy Co.	4,587	512,414
NiSource, Inc.	8,800	213,224
Public Service Enterprise Group, Inc.	11,294	687,804
Sempra Energy	7,378	933,317
WEC Energy Group, Inc.	7,333	646,771

		6,166,129

Oil, Gas & Consumable Fuels 2.5%

APA Corp.	7,948	170,326
Cabot Oil & Gas Corp.	9,000	195,840
Chevron Corp.	44,947	4,559,873
ConocoPhillips	30,981	2,099,582
Devon Energy Corp.	13,800	490,038
Diamondback Energy, Inc.	3,700	350,279
EOG Resources, Inc.	13,400	1,075,618
Exxon Mobil Corp.	98,352	5,785,065
Hess Corp.	6,334	494,749
Kinder Morgan, Inc.	44,980	752,515
Marathon Oil Corp.	16,678	227,988
Marathon Petroleum Corp.	14,676	907,124
Occidental Petroleum Corp.	20,179	596,895
ONEOK, Inc.	10,000	579,900
Phillips 66	10,228	716,267
Pioneer Natural Resources Co.	5,200	865,852

See Notes to Financial Statements.

PGIM QMA Stock Index Fund    25

Schedule of Investments  (continued)

as of September 30, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)

Valero Energy Corp.	9,200	$649,244
Williams Cos., Inc. (The)	27,092	702,766

		21,219,921

Personal Products 0.2%

Estee Lauder Cos., Inc. (The) (Class A Stock)	5,370	1,610,624

Pharmaceuticals 3.5%

Bristol-Myers Squibb Co.	51,179	3,028,261
Catalent, Inc.*	3,900	518,973
Eli Lilly & Co.	18,397	4,250,627
Johnson & Johnson	61,109	9,869,104
Merck & Co., Inc.	58,693	4,408,431
Organon & Co.	5,509	180,640
Pfizer, Inc.	130,063	5,594,010
Viatris, Inc.	27,699	375,321
Zoetis, Inc.	11,100	2,154,954

		30,380,321

Professional Services 0.4%

Equifax, Inc.	2,930	742,521
IHS Markit Ltd.	8,950	1,043,749
Jacobs Engineering Group, Inc.	3,100	410,843
Leidos Holdings, Inc.	3,100	298,003
Nielsen Holdings PLC	7,400	142,006
Robert Half International, Inc.	2,500	250,825
Verisk Analytics, Inc.	3,730	747,007

		3,634,954

Real Estate Management & Development 0.1%

CBRE Group, Inc. (Class A Stock)*	7,700	749,672

Road & Rail 0.9%

CSX Corp.	52,154	1,551,060
J.B. Hunt Transport Services, Inc.	1,950	326,079
Kansas City Southern	2,150	581,876
Norfolk Southern Corp.	5,731	1,371,142
Old Dominion Freight Line, Inc.	2,200	629,156
Union Pacific Corp.	15,256	2,990,328

		7,449,641

See Notes to Financial Statements.

26

Description	Shares	Value

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment 5.5%

Advanced Micro Devices, Inc.*	28,050	$2,886,345
Analog Devices, Inc.	12,516	2,096,180
Applied Materials, Inc.	21,288	2,740,404
Broadcom, Inc.	9,619	4,664,542
Enphase Energy, Inc.*	3,220	482,903
Intel Corp.	94,248	5,021,534
KLA Corp.	3,630	1,214,271
Lam Research Corp.	3,392	1,930,557
Microchip Technology, Inc.	6,460	991,545
Micron Technology, Inc.	26,116	1,853,714
Monolithic Power Systems, Inc.	1,050	508,914
NVIDIA Corp.	57,940	12,002,850
NXP Semiconductors NV (China)	6,260	1,226,146
Qorvo, Inc.*	2,671	446,565
QUALCOMM, Inc.	26,300	3,392,174
Skyworks Solutions, Inc.	3,800	626,164
Teradyne, Inc.	3,900	425,763
Texas Instruments, Inc.	21,552	4,142,510
Xilinx, Inc.	5,700	860,643

		47,513,724

Software 9.1%

Adobe, Inc.*	11,060	6,367,463
ANSYS, Inc.*	2,100	714,945
Autodesk, Inc.*	5,220	1,488,587
Cadence Design Systems, Inc.*	6,500	984,360
Ceridian HCM Holding, Inc.*	2,900	326,598
Citrix Systems, Inc.	2,960	317,815
Fortinet, Inc.*	3,200	934,528
Intuit, Inc.	6,370	3,436,679
Microsoft Corp.	174,712	49,254,807
NortonLifeLock, Inc.	12,917	326,800
Oracle Corp.	38,090	3,318,782
Paycom Software, Inc.*	1,150	570,113
PTC, Inc.*	2,400	287,496
salesforce.com, Inc.*	22,460	6,091,601
ServiceNow, Inc.*	4,620	2,874,887
Synopsys, Inc.*	3,600	1,077,876
Tyler Technologies, Inc.*	1,000	458,650

		78,831,987

Specialty Retail 2.2%

Advance Auto Parts, Inc.	1,650	344,668

See Notes to Financial Statements.

PGIM QMA Stock Index Fund    27

Schedule of Investments  (continued)

as of September 30, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)

AutoZone, Inc.*	510	$865,975
Bath & Body Works, Inc.	5,822	366,961
Best Buy Co., Inc.	5,200	549,692
CarMax, Inc.*	3,700	473,452
Gap, Inc. (The)	4,313	97,905
Home Depot, Inc. (The)	24,764	8,129,031
Lowe’s Cos., Inc.	16,466	3,340,293
O’Reilly Automotive, Inc.*	1,680	1,026,581
Ross Stores, Inc.	8,300	903,455
TJX Cos., Inc. (The)	28,028	1,849,287
Tractor Supply Co.	2,600	526,786
Ulta Beauty, Inc.*	1,320	476,414

		18,950,500

Technology Hardware, Storage & Peripherals 6.2%

Apple, Inc.	365,062	51,656,273
Hewlett Packard Enterprise Co.	29,302	417,553
HP, Inc.	27,402	749,719
NetApp, Inc.	5,000	448,800
Seagate Technology Holdings PLC	4,700	387,844
Western Digital Corp.*	6,825	385,203

		54,045,392

Textiles, Apparel & Luxury Goods 0.6%

Hanesbrands, Inc.	7,500	128,700
NIKE, Inc. (Class B Stock)	29,574	4,295,032
PVH Corp.*	1,700	174,743
Ralph Lauren Corp.	1,100	122,144
Tapestry, Inc.	5,700	211,014
Under Armour, Inc. (Class A Stock)*	3,600	72,648
Under Armour, Inc. (Class C Stock)*	3,567	62,494
VF Corp.	7,336	491,439

		5,558,214

Tobacco 0.6%

Altria Group, Inc.	42,179	1,919,988
Philip Morris International, Inc.	36,179	3,429,408

		5,349,396

Trading Companies & Distributors 0.2%

Fastenal Co.	13,200	681,252

See Notes to Financial Statements.

28

Description	Shares	Value

COMMON STOCKS (Continued)

Trading Companies & Distributors (cont’d.)

United Rentals, Inc.*	1,750	$614,128
W.W. Grainger, Inc.	1,034	406,424

		1,701,804

Water Utilities 0.1%

American Water Works Co., Inc.	4,300	726,872

Wireless Telecommunication Services 0.2%

T-Mobile US, Inc.*	13,770	1,759,255

TOTAL COMMON STOCKS (cost $157,773,152)		848,919,277

EXCHANGE-TRADED FUNDS 1.1%

iShares Core S&P 500 ETF	11,160	4,807,951
SPDR S&P 500 ETF Trust(a)	10,200	4,377,228

TOTAL EXCHANGE-TRADED FUNDS (cost $6,876,396)		9,185,179

TOTAL LONG-TERM INVESTMENTS (cost $164,649,548)		858,104,456

SHORT-TERM INVESTMENTS 2.8%

AFFILIATED MUTUAL FUNDS 2.7%
PGIM Core Ultra Short Bond Fund(wa)	10,628,397	10,628,397
PGIM Institutional Money Market Fund (cost $13,018,693; includes $13,018,115 of cash collateral for securities on loan)(b)(wa)	13,028,420	13,020,603

TOTAL AFFILIATED MUTUAL FUNDS (cost $23,647,090)		23,649,000

See Notes to Financial Statements.

PGIM QMA Stock Index Fund    29

Schedule of Investments   (continued)

as of September 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATION(k)(n) 0.1%
U.S. Treasury Bills
(cost $799,949)	0.033%	12/09/21	800	$799,957

TOTAL SHORT-TERM INVESTMENTS
(cost $24,447,039)				24,448,957

TOTAL INVESTMENTS 101.7%
(cost $189,096,587)				882,553,413
Liabilities in excess of other assets(z) (1.7)%				(14,585,598)

NET ASSETS 100.0%				$867,967,815

Below is a list of the abbreviation(s) used in the annual report:

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

OTC—Over-the-counter

REITs—Real Estate Investment Trust

S&P—Standard & Poor’s

SPDR—Standard & Poor’s Depositary Receipts

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $12,602,938; cash collateral of $13,018,115 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(g)	An affiliated security.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at September 30, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Position:
59	S&P 500 E-Mini Index	Dec. 2021	$12,678,363	$(445,612)

See Notes to Financial Statements.

30

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
UBS Securities LLC	$—	$799,957

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$12,778,443	$—	$—
Air Freight & Logistics	5,095,968	—	—
Airlines	2,084,477	—	—
Auto Components	1,164,397	—	—
Automobiles	17,718,513	—	—
Banks	37,300,925	—	—
Beverages	11,609,873	—	—
Biotechnology	16,281,060	—	—
Building Products	4,101,014	—	—
Capital Markets	25,527,403	—	—
Chemicals	14,424,255	—	—
Commercial Services & Supplies	3,614,206	—	—
Communications Equipment	7,188,667	—	—
Construction & Engineering	375,606	—	—
Construction Materials	1,036,916	—	—
Consumer Finance	5,647,864	—	—
Containers & Packaging	2,758,003	—	—
Distributors	1,109,049	—	—
Diversified Financial Services	11,788,279	—	—
Diversified Telecommunication Services	9,932,678	—	—
Electric Utilities	13,148,607	—	—
Electrical Equipment	4,771,999	—	—
Electronic Equipment, Instruments & Components	5,777,847	—	—

See Notes to Financial Statements.

PGIM QMA Stock Index Fund    31

Schedule of Investments   (continued)

as of September 30, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Energy Equipment & Services	$1,835,552	$—	$—
Entertainment	16,449,161	—	—
Equity Real Estate Investment Trusts (REITs)	21,190,183	—	—
Food & Staples Retailing	11,567,464	—	—
Food Products	7,215,033	—	—
Gas Utilities	273,420	—	—
Health Care Equipment & Supplies	32,314,873	—	—
Health Care Providers & Services	21,486,651	—	—
Health Care Technology	486,588	—	—
Hotels, Restaurants & Leisure	17,630,711	—	—
Household Durables	3,269,897	—	—
Household Products	11,340,034	—	—
Independent Power & Renewable Electricity Producers	335,601	—	—
Industrial Conglomerates	9,556,259	—	—
Insurance	16,232,187	—	—
Interactive Media & Services	57,321,537	—	—
Internet & Direct Marketing Retail	34,935,238	—	—
IT Services	41,748,045	—	—
Leisure Products	254,634	—	—
Life Sciences Tools & Services	11,916,891	—	—
Machinery	13,134,901	—	—
Media	10,452,387	—	—
Metals & Mining	2,761,518	—	—
Multiline Retail	4,326,057	—	—
Multi-Utilities	6,166,129	—	—
Oil, Gas & Consumable Fuels	21,219,921	—	—
Personal Products	1,610,624	—	—
Pharmaceuticals	30,380,321	—	—
Professional Services	3,634,954	—	—
Real Estate Management & Development	749,672	—	—
Road & Rail	7,449,641	—	—
Semiconductors & Semiconductor Equipment	47,513,724	—	—
Software	78,831,987	—	—
Specialty Retail	18,950,500	—	—
Technology Hardware, Storage & Peripherals	54,045,392	—	—
Textiles, Apparel & Luxury Goods	5,558,214	—	—
Tobacco	5,349,396	—	—
Trading Companies & Distributors	1,701,804	—	—
Water Utilities	726,872	—	—
Wireless Telecommunication Services	1,759,255	—	—
Exchange-Traded Funds	9,185,179	—	—

See Notes to Financial Statements.

32

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investments
Affiliated Mutual Funds	$23,649,000	$—	$—
U.S. Treasury Obligation	—	799,957	—

Total	$881,753,456	$799,957	$—

Other Financial Instruments*
Liabilities
Futures Contracts	$(445,612)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2021 were as follows (unaudited):

Software	9.1%
Interactive Media & Services	6.6
Technology Hardware, Storage & Peripherals	6.2
Semiconductors & Semiconductor Equipment	5.5
IT Services	4.8
Banks	4.3
Internet & Direct Marketing Retail	4.0
Health Care Equipment & Supplies	3.7
Pharmaceuticals	3.5
Capital Markets	2.9
Affiliated Mutual Funds (1.5% represents investments purchased with collateral from securities on loan)	2.7
Health Care Providers & Services	2.5
Oil, Gas & Consumable Fuels	2.5
Equity Real Estate Investment Trusts (REITs)	2.4
Specialty Retail	2.2
Automobiles	2.0
Hotels, Restaurants & Leisure	2.0
Entertainment	1.9
Biotechnology	1.9
Insurance	1.9
Chemicals	1.7
Electric Utilities	1.5
Machinery	1.5
Aerospace & Defense	1.5

Life Sciences Tools & Services	1.4%
Diversified Financial Services	1.4
Beverages	1.3
Food & Staples Retailing	1.3
Household Products	1.3
Media	1.2
Diversified Telecommunication Services	1.2
Industrial Conglomerates	1.1
Exchange-Traded Funds	1.1
Road & Rail	0.9
Food Products	0.8
Communications Equipment	0.8
Multi-Utilities	0.7
Electronic Equipment, Instruments & Components	0.7
Consumer Finance	0.7
Textiles, Apparel & Luxury Goods	0.6
Tobacco	0.6
Air Freight & Logistics	0.6
Electrical Equipment	0.6
Multiline Retail	0.5
Building Products	0.5
Professional Services	0.4
Commercial Services & Supplies	0.4
Household Durables	0.4
Metals & Mining	0.3

See Notes to Financial Statements.

PGIM QMA Stock Index Fund    33

Schedule of Investments   (continued)

as of September 30, 2021

Industry Classification (continued):

Containers & Packaging	0.3%
Airlines	0.2
Energy Equipment & Services	0.2
Wireless Telecommunication Services	0.2
Trading Companies & Distributors	0.2
Personal Products	0.2
Auto Components	0.1
Distributors	0.1
Construction Materials	0.1
U.S. Treasury Obligation	0.1
Real Estate Management & Development	0.1
Water Utilities	0.1
Health Care Technology	0.1

Construction & Engineering	0.1%
Independent Power & Renewable Electricity Producers	0.0	*
Gas Utilities	0.0	*
Leisure Products	0.0	*

	101.7
Liabilities in excess of other assets	(1.7)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of September 30, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	$—	Due from/to broker-variation margin futures	$445,612	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$5,304,816

See Notes to Financial Statements.

34

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$(364,843)

For the year ended September 30, 2021, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$17,158,543

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended September 30, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$12,602,938	$(12,602,938)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM QMA Stock Index Fund    35

Statement of Assets and Liabilities

as of September 30, 2021

Assets

Investments at value, including securities on loan of $12,602,938:
Unaffiliated investments (cost $165,171,622)	$857,957,613
Affiliated investments (cost $23,924,965)	24,595,800
Cash	31
Receivable for investments sold	1,810,297
Dividends and interest receivable	535,904
Receivable for Fund shares sold	308,849
Prepaid expenses and other assets	36,320

Total Assets	885,244,814

Liabilities

Payable to broker for collateral for securities on loan	13,018,115
Payable for Fund shares purchased	3,716,022
Due to broker—variation margin futures	153,400
Distribution fee payable	144,145
Accrued expenses and other liabilities	139,902
Management fee payable	61,872
Affiliated transfer agent fee payable	43,543

Total Liabilities	17,276,999

Net Assets	$867,967,815

Net assets were comprised of:
Shares of beneficial interest, at par	$18,277
Paid-in capital in excess of par	81,770,671
Total distributable earnings (loss)	786,178,867

Net assets, September 30, 2021	$867,967,815

See Notes to Financial Statements.

36

Class A

Net asset value and redemption price per share, ($337,161,092 ÷ 7,120,216 shares of beneficial interest issued and outstanding)	$47.35
Maximum sales charge (3.25% of offering price)	1.59

Maximum offering price to public	$48.94

Class C

Net asset value, offering price and redemption price per share, ($66,318,056 ÷ 1,427,685 shares of beneficial interest issued and outstanding)	$46.45

Class I

Net asset value, offering price and redemption price per share, ($172,634,590 ÷ 3,615,590 shares of beneficial interest issued and outstanding)	$47.75

Class Z

Net asset value, offering price and redemption price per share, ($265,892,736 ÷ 5,569,810 shares of beneficial interest issued and outstanding)	$47.74

Class R6

Net asset value, offering price and redemption price per share, ($25,961,341 ÷ 543,352 shares of beneficial interest issued and outstanding)	$47.78

See Notes to Financial Statements.

PGIM QMA Stock Index Fund    37

Statement of Operations

Year Ended September 30, 2021

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $1,107 foreign withholding tax)	$12,140,806
Affiliated dividend income	69,196
Income from securities lending, net (including affiliated income of $8,911)	12,157
Interest income	1,071

Total income	12,223,230

Expenses
Management fee	1,269,876
Distribution fee(a)	1,673,345
Transfer agent’s fees and expenses (including affiliated expense of $241,165)(a)	847,800
Custodian and accounting fees	95,851
Registration fees(a)	64,291
Shareholders’ reports	34,901
Audit fee	26,548
Legal fees and expenses	23,823
Trustees’ fees	19,560
Miscellaneous	46,906

Total expenses	4,102,901
Less: Fee waiver and/or expense reimbursement(a)	(592,609)

Net expenses	3,510,292

Net investment income (loss)	8,712,938

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $91,330)	89,145,420
Futures transactions	5,304,816

94,450,236

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $305,528)	109,870,564
Futures	(364,843)

109,505,721

Net gain (loss) on investment transactions	203,955,957

Net Increase (Decrease) In Net Assets Resulting From Operations	$212,668,895

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class I	Class Z	Class R6
Distribution fee	993,665	679,680	—	—	—
Transfer agent’s fees and expenses	349,676	39,952	114,989	342,704	479
Registration fees	19,316	13,860	11,672	10,471	8,972
Fee waiver and/or expense reimbursement	(231,855)	(47,578)	(114,989)	(184,533)	(13,654)

See Notes to Financial Statements.

38

Statements of Changes in Net Assets

	Year Ended
	September 30,

	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$8,712,938	$12,223,687
Net realized gain (loss) on investment transactions	94,450,236	170,273,813
Net change in unrealized appreciation (depreciation) on investments	109,505,721	(65,008,162)

Net increase (decrease) in net assets resulting from operations	212,668,895	117,489,338

Dividends and Distributions
Distributions from distributable earnings
Class A	(70,372,499)	(46,555,566)
Class C	(15,500,376)	(11,005,718)
Class I	(42,109,552)	(36,650,205)
Class Z	(55,975,223)	(43,392,593)
Class R6	(3,271,898)	(2,104,655)

	(187,229,548)	(139,708,737)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	128,254,915	116,941,435
Net asset value of shares issued in reinvestment of dividends and distributions	186,438,027	138,783,972
Cost of shares purchased	(234,923,478)	(356,977,413)

Net increase (decrease) in net assets from Fund share transactions	79,769,464	(101,252,006)

Total increase (decrease)	105,208,811	(123,471,405)

Net Assets:

Beginning of year	762,759,004	886,230,409

End of year	$867,967,815	$762,759,004

See Notes to Financial Statements.

PGIM QMA Stock Index Fund    39

Financial Highlights

Class A Shares
	Year Ended September 30,

	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$47.07	$48.46	$57.19	$51.67	$45.37
Income (loss) from investment operations:
Net investment income (loss)	0.42	0.60	0.70	0.73	0.71
Net realized and unrealized gain (loss) on investment transactions	11.36	6.00	(0.04)	7.91	7.23
Total from investment operations	11.78	6.60	0.66	8.64	7.94
Less Dividends and Distributions:
Dividends from net investment income	(0.72)	(0.59)	(1.04)	(0.70)	(0.74)
Distributions from net realized gains	(10.78)	(7.40)	(8.35)	(2.42)	(0.90)
Total dividends and distributions	(11.50)	(7.99)	(9.39)	(3.12)	(1.64)
Net asset value, end of year	$47.35	$47.07	$48.46	$57.19	$51.67
Total Return(b):	29.24%	14.72%	3.75%	17.34%	17.97%

Ratios/Supplemental Data:
Net assets, end of year (000)	$337,161	$295,551	$287,076	$276,785	$266,434
Average net assets (000)	$331,222	$285,833	$266,336	$272,887	$257,269
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.52%	0.53%	0.54%	0.52%	0.52%
Expenses before waivers and/or expense reimbursement	0.59%	0.60%	0.61%	0.59%	0.59%
Net investment income (loss)	0.92%	1.35%	1.48%	1.36%	1.49%
Portfolio turnover rate(e)	5%	2%	3%	2%	4%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

40

Class C Shares
	Year Ended September 30,

	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$46.37	$47.92	$56.50	$51.19	$44.97
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.30	0.39	0.37	0.40
Net realized and unrealized gain (loss) on investment transactions	11.17	5.92	(0.02)	7.83	7.18
Total from investment operations	11.29	6.22	0.37	8.20	7.58
Less Dividends and Distributions:
Dividends from net investment income	(0.43)	(0.37)	(0.60)	(0.47)	(0.46)
Distributions from net realized gains	(10.78)	(7.40)	(8.35)	(2.42)	(0.90)
Total dividends and distributions	(11.21)	(7.77)	(8.95)	(2.89)	(1.36)
Net asset value, end of year	$46.45	$46.37	$47.92	$56.50	$51.19
Total Return(b):	28.37%	13.98%	3.08%	16.56%	17.24%

Ratios/Supplemental Data:
Net assets, end of year (000)	$66,318	$66,347	$70,382	$108,459	$94,169
Average net assets (000)	$67,968	$67,889	$84,898	$102,726	$85,397
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.19%	1.20%	1.19%	1.18%	1.16%
Expenses before waivers and/or expense reimbursement	1.26%	1.27%	1.26%	1.25%	1.23%
Net investment income (loss)	0.26%	0.69%	0.84%	0.70%	0.85%
Portfolio turnover rate(e)	5%	2%	3%	2%	4%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Stock Index Fund    41

Financial Highlights (continued)

Class I Shares
	Year Ended September 30,

	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$47.38	$48.70	$57.50	$51.89	$45.54
Income (loss) from investment operations:
Net investment income (loss)	0.58	0.77	0.87	0.91	0.88
Net realized and unrealized gain (loss) on investment transactions	11.44	6.03	(0.06)	7.95	7.26
Total from investment operations	12.02	6.80	0.81	8.86	8.14
Less Dividends and Distributions:
Dividends from net investment income	(0.87)	(0.72)	(1.26)	(0.83)	(0.89)
Distributions from net realized gains	(10.78)	(7.40)	(8.35)	(2.42)	(0.90)
Total dividends and distributions	(11.65)	(8.12)	(9.61)	(3.25)	(1.79)
Net asset value, end of year	$47.75	$47.38	$48.70	$57.50	$51.89
Total Return(b):	29.69%	15.11%	4.12%	17.72%	18.40%

Ratios/Supplemental Data:
Net assets, end of year (000)	$172,635	$142,746	$228,063	$290,252	$333,339
Average net assets (000)	$164,271	$204,880	$239,501	$289,170	$339,473
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.19%	0.19%	0.19%	0.18%	0.18%
Expenses before waivers and/or expense reimbursement	0.26%	0.26%	0.26%	0.25%	0.25%
Net investment income (loss)	1.26%	1.72%	1.83%	1.69%	1.86%
Portfolio turnover rate(e)	5%	2%	3%	2%	4%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Class Z Shares
	Year Ended September 30,

	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$47.37	$48.70	$57.49	$51.88	$45.54
Income (loss) from investment operations:
Net investment income (loss)	0.56	0.74	0.84	0.88	0.85
Net realized and unrealized gain (loss) on investment transactions	11.44	6.02	(0.05)	7.95	7.25
Total from investment operations	12.00	6.76	0.79	8.83	8.10
Less Dividends and Distributions:
Dividends from net investment income	(0.85)	(0.69)	(1.23)	(0.80)	(0.86)
Distributions from net realized gains	(10.78)	(7.40)	(8.35)	(2.42)	(0.90)
Total dividends and distributions	(11.63)	(8.09)	(9.58)	(3.22)	(1.76)
Net asset value, end of year	$47.74	$47.37	$48.70	$57.49	$51.88
Total Return(b):	29.62%	15.03%	4.05%	17.67%	18.31%

Ratios/Supplemental Data:
Net assets, end of year (000)	$265,893	$244,155	$289,780	$370,188	$415,974
Average net assets (000)	$263,618	$253,908	$315,161	$392,699	$412,869
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.24%	0.25%	0.25%	0.24%	0.24%
Expenses before waivers and/or expense reimbursement	0.31%	0.32%	0.32%	0.31%	0.31%
Net investment income (loss)	1.20%	1.64%	1.78%	1.63%	1.77%
Portfolio turnover rate(e)	5%	2%	3%	2%	4%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Stock Index Fund    43

Financial Highlights (continued)

Class R6 Shares
				November 28, 2017(a)
	Year Ended September 30,			through September 30,
	2021	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$47.40	$48.72	$57.52	$54.26
Income (loss) from investment operations:
Net investment income (loss)	0.58	0.75	0.86	0.70
Net realized and unrealized gain (loss) on investment transactions	11.46	6.05	(0.05)	5.79
Total from investment operations	12.04	6.80	0.81	6.49
Less Dividends and Distributions:
Dividends from net investment income	(0.88)	(0.72)	(1.26)	(0.81)
Distributions from net realized gains	(10.78)	(7.40)	(8.35)	(2.42)
Total dividends and distributions	(11.66)	(8.12)	(9.61)	(3.23)
Net asset value, end of period	$47.78	$47.40	$48.72	$57.52
Total Return(c):	29.72%	15.12%	4.12%	12.57%

Ratios/Supplemental Data:
Net assets, end of period (000)	$25,961	$13,960	$10,929	$97
Average net assets (000)	$19,506	$12,526	$8,080	$23
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.16%	0.18%	0.18%	0.18	%(e)
Expenses before waivers and/or expense reimbursement	0.23%	0.30%	0.39%	146.02	%(e)
Net investment income (loss)	1.25%	1.69%	1.85%	1.55	%(e)
Portfolio turnover rate(f)	5%	2%	3%	2%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 8 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of two series: PGIM QMA Stock Index Fund, which is a diversified fund for purposes of the 1940 Act and PGIM Securitized Credit Fund, which is a non-diversified fund for purposes of the 1940 Act, and therefore, may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. These financial statements relate only to the PGIM QMA Stock Index Fund (the “Fund”).

The investment objective of the Fund is to provide investment results that correspond to the price and yield performance of the S&P 500 Index.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services —Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

PGIM QMA Stock Index Fund    45

Notes to Financial Statements (continued)

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s

46

most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination

PGIM QMA Stock Index Fund    47

Notes to Financial Statements (continued)

at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net

48

investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with PGIM Quantitative Solutions LLC (formerly known as QMA LLC) (“PGIM Quantitative Solutions” or the “subadviser”). The Manager pays for the services of PGIM Quantitative Solutions.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.15% of the Fund’s average daily net assets up to and including $1 billion and 0.10% of such average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.15% for the year ended September 30, 2021.

The Manager has contractually agreed, through January 31, 2023 to waive a portion of its management fee so that the effective management fee for the Fund will be 0.08% of the average daily net assets of the Fund. Separately, the Manager has contractually agreed, through January 31, 2022, to limit transfer agency, shareholder servicing, sub-transfer agency and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 0.18% of average daily net assets for Class R6 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other

PGIM QMA Stock Index Fund    49

Notes to Financial Statements (continued)

share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for the fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class I, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%,and 1% of the average daily net assets of the Class A and Class C shares, respectively. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I, Class Z and Class R6 shares of the Fund.

For the year ended September 30, 2021, PIMS received $87,498 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended September 30, 2021, PIMS received $1,000 and $3,548 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund

50

and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended September 30, 2021, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended September 30, 2021, were $43,416,004 and $126,668,597, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds and other investments for the year ended September 30, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income

Long-Term Investments - Common Stock:

Prudential Financial, Inc.(g)
$673,312	$—	$130,820	$322,888	$81,420	$946,800	9,000	$43,655

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
16,248,512	128,924,978	134,545,093	—	—	10,628,397	10,628,397	25,541

PGIM Institutional Money Market Fund(1)(b)(wa)
46,278,922	277,522,749	310,773,618	(17,360)	9,910	13,020,603	13,028,420	8,911	(2)

$62,527,434	$406,447,727	$445,318,711	$(17,360)	$9,910	$23,649,000		$34,452

$63,200,746	$406,447,727	$445,449,531	$305,528	$91,330	$24,595,800		$78,107

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(g)	An affiliated security.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

PGIM QMA Stock Index Fund    51

Notes to Financial Statements (continued)

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended September 30, 2021, the tax character of dividends paid by the Fund were $13,902,474 of ordinary income and $173,327,074 of long-term capital gains. For the year ended September 30, 2020, the tax character of dividends paid by the Fund were $11,193,175 of ordinary income $128,515,562 of long-term capital gains.

As of September 30, 2021, the accumulated undistributed earnings on a tax basis were $11,189,179 of ordinary income and $84,251,096 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$191,369,206	$696,568,544	$(5,829,949)	$690,738,595

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales, corporate actions adjustments, mark-to-market of futures contracts and other book to tax differences.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended September 30, 2021 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z, Class I and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after

52

purchase. Class I, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into five classes, designated Class A, Class C, Class I, Class Z and Class R6.

As of September 30, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	2,028,246	28.5%
Class C	9	0.1%
Class I	791,041	21.9%
Class Z	86,295	1.5%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated

Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares

1	15.4%	2	28.2%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount

Year ended September 30, 2021:
Shares sold	374,465	$17,185,901
Shares issued in reinvestment of dividends and distributions	1,727,874	69,788,829
Shares purchased	(1,378,359)	(62,916,957)

Net increase (decrease) in shares outstanding before conversion	723,980	24,057,773
Shares issued upon conversion from other share class(es)	144,138	6,401,923
Shares purchased upon conversion into other share class(es)	(26,851)	(1,295,365)

Net increase (decrease) in shares outstanding	841,267	$29,164,331

Year ended September 30, 2020:
Shares sold	553,871	$22,876,985
Shares issued in reinvestment of dividends and distributions	1,039,817	45,897,515
Shares purchased	(1,310,341)	(56,671,003)

Net increase (decrease) in shares outstanding before conversion	283,347	12,103,497
Shares issued upon conversion from other share class(es)	87,580	3,968,712
Shares purchased upon conversion into other share class(es)	(15,514)	(694,404)

Net increase (decrease) in shares outstanding	355,413	$15,377,805

PGIM QMA Stock Index Fund    53

Notes to Financial Statements  (continued)

Class C	Shares	Amount

Year ended September 30, 2021:
Shares sold	124,622	$5,729,823
Shares issued in reinvestment of dividends and distributions	388,258	15,464,322
Shares purchased	(335,250)	(14,819,698)

Net increase (decrease) in shares outstanding before conversion	177,630	6,374,447
Shares purchased upon conversion into other share class(es)	(180,898)	(7,953,448)

Net increase (decrease) in shares outstanding	(3,268)	$(1,579,001)

Year ended September 30, 2020:
Shares sold	234,374	$9,901,618
Shares issued in reinvestment of dividends and distributions	250,979	10,967,791
Shares purchased	(417,896)	(17,990,776)

Net increase (decrease) in shares outstanding before conversion	67,457	2,878,633
Shares purchased upon conversion into other share class(es)	(105,140)	(4,746,200)

Net increase (decrease) in shares outstanding	(37,683)	$(1,867,567)

Class I

Year ended September 30, 2021:
Shares sold	1,160,786	$57,111,625
Shares issued in reinvestment of dividends and distributions	1,036,324	42,095,486
Shares purchased	(1,608,694)	(69,126,604)

Net increase (decrease) in shares outstanding before conversion	588,416	30,080,507
Shares issued upon conversion from other share class(es)	15,611	770,127
Shares purchased upon conversion into other share class(es)	(959)	(45,276)

Net increase (decrease) in shares outstanding	603,068	$30,805,358

Year ended September 30, 2020:
Shares sold	671,247	$29,216,082
Shares issued in reinvestment of dividends and distributions	825,426	36,574,636
Shares purchased	(3,171,766)	(146,321,980)

Net increase (decrease) in shares outstanding before conversion	(1,675,093)	(80,531,262)
Shares issued upon conversion from other share class(es)	4,804	216,265

Net increase (decrease) in shares outstanding	(1,670,289)	$(80,314,997)

54

Class Z	Shares	Amount

Year ended September 30, 2021:
Shares sold	941,599	$42,892,579
Shares issued in reinvestment of dividends and distributions	1,373,800	55,817,492
Shares purchased	(1,742,344)	(80,946,709)

Net increase (decrease) in shares outstanding before conversion	573,055	17,763,362
Shares issued upon conversion from other share class(es)	46,195	2,149,778
Shares purchased upon conversion into other share class(es)	(203,118)	(9,411,119)

Net increase (decrease) in shares outstanding	416,132	$10,502,021

Year ended September 30, 2020:
Shares sold	1,152,025	$48,974,924
Shares issued in reinvestment of dividends and distributions	975,618	43,239,375
Shares purchased	(2,950,852)	(130,862,630)

Net increase (decrease) in shares outstanding before conversion	(823,209)	(38,648,331)
Shares issued upon conversion from other share class(es)	55,322	2,519,046
Shares purchased upon conversion into other share class(es)	(28,961)	(1,284,614)

Net increase (decrease) in shares outstanding	(796,848)	$(37,413,899)

Class R6

Year ended September 30, 2021:
Shares sold	116,717	$5,334,987
Shares issued in reinvestment of dividends and distributions	80,509	3,271,898
Shares purchased	(150,924)	(7,113,510)

Net increase (decrease) in shares outstanding before conversion	46,302	1,493,375
Shares issued upon conversion from other share class(es)	202,553	9,383,380

Net increase (decrease) in shares outstanding	248,855	$10,876,755

Year ended September 30, 2020:
Shares sold	137,538	$5,971,826
Shares issued in reinvestment of dividends and distributions	47,488	2,104,655
Shares purchased	(115,260)	(5,131,024)

Net increase (decrease) in shares outstanding before conversion	69,766	2,945,457
Shares issued upon conversion from other share class(es)	412	21,195

Net increase (decrease) in shares outstanding	70,178	$2,966,652

8.	Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

PGIM QMA Stock Index Fund    55

Notes to Financial Statements  (continued)

Current SCA	Prior SCA
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to
$1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Subsequent to the reporting period end, the SCA has been renewed and effective October 1, 2021 will provide a commitment of $1,200,000,000 through September 29, 2022. The commitment fee paid by the Participating Funds will continue to be .15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended September 30, 2021. The average daily balance for the 2 days that the Fund had loans outstanding during the period was approximately $7,641,500, borrowed at a weighted average interest rate of 1.43%. The maximum loan outstanding amount during the period was $7,848,000. At September 30, 2021, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a

56

sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Index Investment Approach Risk: Since the Fund is passively managed, assets are not allocated from one stock or group of stocks to another based on their prospects, or from stocks into bonds or cash equivalents in an attempt to cushion the impact of a market decline. As a result, the Fund’s performance may be less favorable than that of a portfolio using an active investment strategy. The Fund’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of Fund shares may affect the correlation between Fund and Index performance. The Fund may not perform as well as other investments if, among other things, the Index declines or performs poorly relative to other related indexes or individual securities or the securities issued by companies that comprise the Index fall out of favor with investors.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and

PGIM QMA Stock Index Fund    57

Notes to Financial Statements  (continued)

government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Tracking Error Risk: Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of distributions, tax gains or losses, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

10.	Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

58

11.	Subsequent Event

Effective December 29, 2021, the Fund’s name will change from PGIM QMA Stock Index Fund to PGIM Quant Solutions Stock Index Fund.

PGIM QMA Stock Index Fund    59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 8 and Shareholders of PGIM QMA Stock Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM QMA Stock Index Fund (one of the funds constituting Prudential Investment Portfolios 8, referred to hereafter as the “Fund”) as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and financial highlights for each of the two years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 15, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

November 16, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

60

Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2021, the Fund reports the maximum amount allowed per share, but not less than $10.69 for Class A, C, I, Z and R6 shares as a capital gain distribution in accordance with
Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2021, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM QMA Stock Index Fund	99.85%	99.71%

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2021.

PGIM QMA Stock Index Fund	61

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM QMA Stock Index Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95

Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM QMA Stock Index Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since July 2019

PGIM QMA Stock Index Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.

Since October 2021

(a)	Excludes Mr. Parker and Mr.Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM QMA Stock Index Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM QMA Stock Index Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with QMA LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and QMA, which serves as

[1]	PGIM QMA Stock Index Fund is the sole outstanding series of Prudential Investment Portfolios 8.

PGIM QMA Stock Index Fund

Approval of Advisory Agreements (continued)

the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and QMA. The Board noted that QMA is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and QMA.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and QMA under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2020 exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use

PGIM QMA Stock Index Fund

Approval of Advisory Agreements (continued)

soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2020.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.

•	The Board and PGIM Investments agreed to retain the existing management fee waiver, so that the effective management fee rate is 0.08% though January 31, 2022.

Visit our website at pgim.com/investments

•

The Board and PGIM Investments also agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause total annual operating expenses to exceed 0.18% for Class R6 shares through January 31, 2022.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM QMA Stock Index Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES

Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jonathan Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Quantitative Solutions LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM QMA Stock Index Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA STOCK INDEX FUND

SHARE CLASS	A	C	I	Z	R6

NASDAQ	PSIAX	PSICX	PDSIX	PSIFX	PQSIX

CUSIP	74441F108	74441F306	74441F405	74441F504	74441F702

MF174 E

PGIM SECURITIZED CREDIT FUND

ANNUAL REPORT

SEPTEMBER 30, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Securitized Credit Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2021.

The COVID-19 pandemic had a significant impact on the global economy and markets early in 2020, but a dramatic recovery was underway as the period began. The Federal Reserve slashed interest rates to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval later in the year.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Throughout this volatile period, investors sought safety in fixed income. Investment-grade bonds in the US and the overall global bond market declined slightly during the period as the economy recovered, but emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, implementing many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Securitized Credit Fund

November 15, 2021

PGIM Securitized Credit Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/21
	One Year (%)	Five Years (%)	Since Inception (%)

Class A

(with sales charges)	3.62	3.13	3.42 (11/16/2015)

(without sales charges)	7.10	3.82	4.00 (11/16/2015)

Class C

(with sales charges)	5.41	3.05	3.23 (11/16/2015)

(without sales charges)	6.41	3.05	3.23 (11/16/2015)

Class Z

(without sales charges)	7.37	4.08	4.27 (11/16/2015)

Class R6

(without sales charges)	7.42	4.13	4.31 (11/16/2015)

ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index

	0.21	1.44	1.31

Bloomberg US Aggregate Bond Index

	-0.90	2.94	3.45

Source: PGIM Investments LLC.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares by combining the performance of the Predecessor Fund* for the period November 16, 2015 through July 1, 2019, with the performance of Class Z shares beginning with its commencement of operations on July 1, 2019, and comparing that combined performance to a similar investment in the ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index. The graph portrays the initial account values and the account values at the end of the current fiscal year (September 30, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

* For periods prior to July 1, 2019, the Fund’s performance is that of an investment trust (the “Predecessor Fund”), which commenced operations on November 16, 2015. The performance of the Predecessor Fund has been adjusted to reflect the fees and expenses for the applicable class of shares of the Fund. If the performance of the Predecessor Fund had not been adjusted to reflect the fees and expenses of the Fund, the performance may have been higher than the performance shown for each class of shares. The Predecessor Fund was reorganized into the Fund immediately before the Fund commenced operations

PGIM Securitized Credit Fund    5

Your Fund’s Performance (continued)

on July 1, 2019. Prior to the reorganization, the Predecessor Fund was managed by the Fund’s subadviser since its inception. The investment objective and strategies of the Predecessor Fund were, in all material respects, the same as those of the Fund, and the Predecessor Fund was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Predecessor Fund was not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”) and the Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have resulted in different performance.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	3.25% of the public offering price.	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase.	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index—The ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index is an unmanaged index which tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

Source: ICE BofA, used with permission.

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and dollar denominated. It covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

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Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Credit Quality expressed as a percentage of total investments as of 9/30/21 (%)

AAA	9.9

AA	6.6

A	5.6

BBB	20.5

BB	30.2

B	10.8

CCC	1.0

CC	0.1

Not Rated	10.8

Cash/Cash Equivalents	4.5

Total	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 9/30/21

	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.23	3.31	349.55

Class C	0.16	2.66	3,710.30

Class Z	0.26	3.66	2.88

Class R6	0.26	3.69	3,522.34

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Securitized Credit Fund    7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Securitized Credit Fund’s Class Z shares returned 7.37% in the 12-month reporting period that ended September 30, 2021, outperforming the 0.21% return of the ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (the Index).

What were the market conditions?

•

The strong global rebound from the depths of the COVID-19 pandemic continued throughout the reporting period, as economies responded to unprecedented monetary and fiscal stimulus programs. The effective rollout of vaccines, along with clear messaging from both President Biden and the Federal Reserve on the potential for further stimulus, shifted the prospects for growth and inflation, kicking off a robust “reflation trade” in bond markets.

•

Strengthening economic fundamentals coupled with aggressive central bank measures (e.g., zero interest rate policies and asset purchases) drove corporate and securitized asset spreads tighter throughout the period, with many sectors rallying to, or through, their pre-COVID-19 levels. The Fund benefited from the rally in both securitized assets and corporate credit markets due to its positioning across residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), collateralized loan obligations (CLOs), high yield bonds, bank loans, and investment-grade corporates.

•

In ABS, the consumer market was buttressed by the passage of fiscal stimulus, with federal funds directed toward households, and an improving economy. Although it has softened in recent months, the personal savings rate rose to levels not seen since the 1970s early in the period, as consumers retrenched as a result of COVID-19 restrictions. In addition, consumer metrics—such as credit card, consumer loan, and auto loan delinquencies—remained low as the ongoing labor market recovery and fiscal stimulus and support programs allowed borrowers to remain current on their unsecured debts, student loans, and car payments.

•

In RMBS, a confluence of factors—including favorable demographics, tight inventories, low mortgage rates, and a need for shelter—fueled a 19.7% year-over-year appreciation in home prices through July 2021. While the pace of appreciation may raise concerns, PGIM Fixed Income continues to believe home prices are not currently in a bubble, and that low mortgage rates have bolstered affordability while conservative mortgage underwriting and origination have prevented pervasive speculative buying. Meanwhile, the large delinquency spike in mortgages that occurred at the beginning of the pandemic has improved markedly and continues to drift lower.

•

In CMBS, commercial real estate prices, in aggregate, returned to their pre-pandemic levels, led by the industrial, self-storage, and multi-family segments. Meanwhile, the lodging, office, and mall sub-sectors continued to lag. While overall delinquency rates

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continue to decline, hotel and retail delinquencies remain elevated. CMBS spreads lagged broader markets in 2020 and have benefited in 2021 from the aforementioned “reflation trade” of assets.

•

In CLOs, the market remained robust during the period, both in issuance and demand. Heavy supply was met with increased demand from US money-center banks, as they continued to struggle to invest cash from deposits. Default rates in the underlying bank loan market continued to trend lower, with many investors expecting 2021 to have the lowest default rate of the past decade.

What worked?

•

Overall sector allocation and security selection both contributed to the Fund’s performance during the reporting period, with positioning in CMBS being the largest contributor. Positions in CLOs, ABS, non-agency MBS, and investment-grade corporates were also strong contributors.

•

The Fund enhanced its position in structured product securities with exposure to housing and mortgage credit (e.g. non-agency credit risk transfer (CRT) securities), given the positive outlook for those sectors in 2021.

•

Tactical positioning in high yield bonds and US bank loans, which the Fund invested in as an alternative to subordinated tranches of CLOs, also contributed to performance, as favorable catalysts on idiosyncratic credit themes resulted in meaningfully tighter spreads during the period.

What didn’t work?

•

During the period, the Fund’s long-duration bias and curve positioning, principally along the US Treasury curve, detracted from returns. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

Did the Fund use derivatives?

•	The Fund utilized interest rate swaps during the reporting period to hedge interest rate risk relative to the Index to help immunize any impact from fluctuations in interest rates.

•

Derivatives in the form of forward currency exchange contracts were used to hedge against the Fund’s positions not denominated in US dollars. The derivatives help immunize any impact from fluctuating currencies outside the US dollar.

•	The Fund used a modest (<1%) short CMBX (Commercial Mortgage-Backed Securities Index) position to manage risk in the CMBS sector.

•	The Fund wrote single-name credit default swaps on securities.

•	The Fund used a HY CDX (High Yield Credit Default Swap Index) to increase its overall risk positioning.

PGIM Securitized Credit Fund    9

Strategy and Performance Overview (continued)

Current outlook

•

The withdrawal of central bank accommodation and the concomitant risk of a policy error makes PGIM Fixed Income cautious about the direction of the broader spread markets over the medium term, but it believes securitized credit spreads remain attractive versus other spread sectors, particularly those at the short end of the curve.

•

The Fund’s risk positioning overall remains moderate given the uncertainty in broader market conditions. The largest exposures are in single-asset single-borrower (SASB) CMBS, senior CLOs, and CRTs. PGIM Fixed Income also expects to continue to hold its modest corporate credit exposures.

•

PGIM Fixed Income remains constructive on high-quality securitized assets, given their relative attractiveness to other fixed income spreads. Despite decade-low default rates and strong market technicals, PGIM Fixed Income remains cautious on mezzanine risk in CLOs and conduit CMBS, and it finds the market is not pricing in a high-enough probability of future stress. However, PGIM Fixed Income continues to find value in select subordinated tranches of SASB CMBS, consumer ABS, and non-agency MBS.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Securitized Credit Fund    11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Securitized Credit Fund		Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,022.50	0.90%	$4.56
	Hypothetical	$1,000.00	$1,020.56	0.90%	$4.56
Class C	Actual	$1,000.00	$1,018.70	1.65%	$8.35
	Hypothetical	$1,000.00	$1,016.80	1.65%	$8.34
Class Z	Actual	$1,000.00	$1,023.80	0.65%	$3.30
	Hypothetical	$1,000.00	$1,021.81	0.65%	$3.29
Class R6	Actual	$1,000.00	$1,024.10	0.60%	$3.04
	Hypothetical	$1,000.00	$1,022.06	0.60%	$3.04

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2021, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of September 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 96.8%

ASSET-BACKED SECURITIES 33.7%

Automobiles 5.2%

Hertz Vehicle Financing III LP,
Series 2021-02A, Class C, 144A	2.520%	12/27/27		100	$101,124
JPMorgan Chase Bank NA - CACLN,
Series 2020-01, Class F, 144A	6.684	01/25/28		800	834,808
Santander Consumer Auto Receivables Trust,
Series 2021-AA, Class E, 144A	3.280	03/15/27		750	759,029

					1,694,961

Collateralized Loan Obligations 16.9%

Anchorage Capital CLO Ltd. (Ireland),
Series 01X, Class A2	1.500	01/15/31	EUR	500	579,742
Battalion CLO Ltd.,
Series 2018-12A, Class B2R, 144A, 3 Month LIBOR + 2.080% (Cap N/A, Floor 2.080%)	2.204(c)	05/17/31		500	500,280
CVC Cordatus Loan Fund DAC (Ireland),
Series 15A, Class B2R, 144A	2.000	08/26/32	EUR	500	579,388
Ellington CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	1.825(c)	02/15/29		620	620,169
LCM Ltd. (Cayman Islands),
Series 34A, Class A1, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)	1.250(c)	10/20/34		500	500,024
Marble Point CLO Ltd. (Cayman Islands),
Series 2021-03A, Class A1, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 1.240%)	1.369(c)	10/17/34		500	499,968
Mountain View CLO Ltd. (Cayman Islands),
Series 2019-01A, Class B, 144A, 3 Month LIBOR + 1.849% (Cap N/A, Floor 2.000%)	2.027(c)	04/15/29		300	300,000
OZLM Ltd. (Cayman Islands),
Series 2014-09A, Class A2RR, 144A, 3 Month LIBOR + 1.900% (Cap N/A, Floor 1.900%)	2.034(c)	10/20/31		500	500,000
St. Pauls CLO (Netherlands),
Series 11A, Class C2R, 144A	2.500	01/17/32	EUR	750	866,550
Trimaran Cavu Ltd. (Cayman Islands),
Series 2019-01A, Class B, 144A, 3 Month LIBOR + 2.200% (Cap N/A, Floor 2.200%)	2.334(c)	07/20/32		500	501,917

					5,448,038

See Notes to Financial Statements.

PGIM Securitized Credit Fund    13

Schedule of Investments  (continued)

as of September 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Consumer Loans 4.1%

Lendmark Funding Trust,
Series 2021-01A, Class D, 144A	5.050%	11/20/31		500	$506,503
Oportun Funding XIV LLC,
Series 2021-A, Class D, 144A	5.400	03/08/28		500	506,514
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	2.936(c)	02/25/23		100	100,246
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.736(c)	08/25/25		100	99,864
Springleaf Funding Trust,
Series 2017-AA, Class C, 144A	3.860	07/15/30		100	100,155

					1,313,282

Other 5.0%

Loandepot GMSR Master Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	2.885(c)	10/16/23		400	400,329
PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)	2.436(c)	04/25/23		610	610,861
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	2.886(c)	06/25/24		620	613,666

					1,624,856

Residential Mortgage-Backed Securities 1.7%

Legacy Mortgage Asset Trust,
Series 2019-GS04, Class A1, 144A	3.438	05/25/59		71	71,119
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%	3.000(c)	04/16/23	EUR	474	475,149

					546,268

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Student Loans 0.8%

Laurel Road Prime Student Loan Trust,
Series 2019-A, Class R, 144A	0.000%	10/25/48	1,049	$168,571
SoFi Alternative Trust,
Series 2019-D, Class 1PT, 144A	2.823(cc)	01/16/46	85	88,059

				256,630

TOTAL ASSET-BACKED SECURITIES
(cost $10,751,330)				10,884,035

BANK LOANS 2.3%

Chemicals 0.5%

Solenis International LP,
First Lien Initial Dollar Term Loan, 1 Month LIBOR + 4.000%	4.084(c)	06/26/25	150	149,438

Healthcare-Services 0.4%

Gentiva Health Services, Inc.,
Term B-1 Loan, 1 Month LIBOR + 2.750%	2.875(c)	07/02/25	139	139,115

Media 0.3%

Diamond Sports Group LLC,
Term Loan, 1 Month LIBOR + 3.250%	3.340(c)	08/24/26	164	102,320

Real Estate 0.5%

Lightstone HoldCo LLC,
Term Loan	— (p)	01/30/24	189	155,812
Term Loan	— (p)	01/30/24	11	8,788

				164,600

Software 0.1%

Boxer Parent Co., Inc.,
Term Loan	— (p)	03/31/26	25	25,242

See Notes to Financial Statements.

PGIM Securitized Credit Fund    15

Schedule of Investments  (continued)

as of September 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Telecommunications 0.5%

GTT Communications, Inc.,
Closing Date U.S. Term Loan, 3 Month LIBOR + 2.750%	2.880%(c)	05/30/25	64	$54,286
West Corp.,
Initial Term B Loan, 3 Month LIBOR + 4.000%	5.000(c)	10/10/24	109	107,463

				161,749

TOTAL BANK LOANS
(cost $731,565)				742,464

COMMERCIAL MORTGAGE-BACKED SECURITIES 30.6%

20 Times Square Trust,
Series 2018-20TS, Class F, 144A	3.203(cc)	05/15/35	100	94,410
Series 2018-20TS, Class G, 144A	3.203(cc)	05/15/35	200	185,242
Series 2018-20TS, Class H, 144A	3.203(cc)	05/15/35	100	90,946
Barclays Commercial Mortgage Securities Trust,
Series 2016-ETC, Class E, 144A	3.729(cc)	08/14/36	250	221,454
Series 2018-CHRS, Class D, 144A	4.409(cc)	08/05/38	490	485,889
Series 2018-TALL, Class D, 144A, 1 Month LIBOR + 1.449% (Cap N/A, Floor 1.449%)	1.532(c)	03/15/37	210	203,169
BX Commercial Mortgage Trust,
Series 2019-XL, Class G, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)	2.384(c)	10/15/36	221	221,537
Series 2019-XL, Class J, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	2.734(c)	10/15/36	530	531,373
Series 2020-BXLP, Class G, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 2.500%)	2.584(c)	12/15/36	461	460,244
Citigroup Commercial Mortgage Trust,
Series 2019-SMRT, Class E, 144A	4.903(cc)	01/10/36	726	760,499
Cold Storage Trust,
Series 2020-ICE05, Class E, 144A, 1 Month LIBOR + 2.766% (Cap N/A, Floor 2.833%)	2.849(c)	11/15/37	221	221,728
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	2.234(c)	05/15/36	150	150,240
Series 2019-ICE04, Class F, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	2.734(c)	05/15/36	324	324,390
CSAIL Commercial Mortgage Trust,
Series 2015-C04, Class XB, IO	0.250(cc)	11/15/48	25,076	231,148
DBGS Mortgage Trust,
Series 2018-BIOD, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.084(c)	05/15/35	162	162,424

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
DBWF Mortgage Trust,
Series 2016-85T, Class E, 144A	3.935%(cc)	12/10/36		500	$485,799
Deco DAC (Ireland),
Series 2019-RAM, Class A, 3 Month GBP LIBOR + 1.900% (Cap N/A, Floor 1.900%)	1.973(c)	08/07/30	GBP	418	551,547
Series 2019-RAM, Class B, 3 Month GBP LIBOR + 3.500% (Cap N/A, Floor 3.500%)	3.573(c)	08/07/30	GBP	194	219,953
FHLMC Multifamily Mortgage Trust,
Series 2012-K20, Class X2A, IO, 144A	0.200	05/25/45		22,503	17,447
Series 2019-K735, Class X2A, IO, 144A	0.100	05/25/26		94,613	370,210
FHLMC Multifamily Structured Pass-Through Certificates,
Series K019, Class X1, IO	1.719(cc)	03/25/22		873	613
Series K026, Class X1, IO	1.063(cc)	11/25/22		1,419	12,318
Series K052, Class X1, IO	0.781(cc)	11/25/25		2,223	52,747
Series K058, Class X1, IO	1.050(cc)	08/25/26		3,636	145,132
GS Mortgage Securities Corp. Trust,
Series 2021-IP, Class F, 144A, 1 Month LIBOR + 4.550% (Cap N/A, Floor 4.550%)	4.650(c)	10/15/36		140	140,000
Independence Plaza Trust,
Series 2018-INDP, Class E, 144A	4.996	07/10/35		100	98,273
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C33, Class XB, IO	0.491(cc)	12/15/48		1,620	22,864
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2018-AON, Class E, 144A	4.767(cc)	07/05/31		600	620,170
Last Mile Logistics Pan Euro Finance DAC (Ireland),
Series 01A, Class D, 144A, 3 Month EURIBOR + 1.900% (Cap N/A, Floor 1.900%)	1.900(c)	08/17/33	EUR	100	115,816
MAD Commercial Mortgage Trust,
Series 2019-650M, Class A, 144A	3.575(cc)	12/12/34		350	315,298
MHC Commercial Mortgage Trust,
Series 2021-MHC, Class F, 144A, 1 Month LIBOR + 2.601% (Cap N/A, Floor 2.601%)	2.685(c)	04/15/38		300	300,662
MKT Mortgage Trust,
Series 2020-525M, Class F, 144A	3.039(cc)	02/12/40		250	232,606
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C21, Class XB, IO, 144A	0.424(cc)	03/15/48		10,000	105,670
Morgan Stanley Capital I Trust,
Series 2019-MEAD, Class E, 144A	3.283(cc)	11/10/36		525	506,026
One New York Plaza Trust,
Series 2020-01NYP, Class D, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)	2.834(c)	01/15/26		100	100,750

See Notes to Financial Statements.

PGIM Securitized Credit Fund    17

Schedule of Investments  (continued)

as of September 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Taurus DAC (Ireland),
Series 2021-UK01A, Class D, 144A, SONIA + 2.600% (Cap N/A, Floor 2.600%)	2.649%(c)	05/17/31	GBP	250	$338,274
Series 2021-UK04A, Class D, 144A, SONIA + 2.100% (Cap N/A, Floor 0.000%)	2.150(c)	08/17/31	GBP	250	337,103
Wells Fargo Commercial Mortgage Trust,
Series 2015-P02, Class XB, IO	0.574(cc)	12/15/48		6,400	121,976
Series 2021-FCMT, Class E, 144A, 1 Month LIBOR + 4.500% (Cap N/A, Floor 4.500%)	4.584(c)	05/15/31		300	300,751

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $9,765,265)					9,856,698

CORPORATE BONDS 8.4%

Aerospace & Defense 0.2%

Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.500	03/15/25		25	25,552
Sr. Unsec’d. Notes, 144A	7.875	04/15/27		50	51,841

					77,393

Banks 7.5%

Bank of America Corp.,
Jr. Sub. Notes, Series JJ	5.125(ff)	06/20/24(oo)		550	583,417
Citigroup, Inc.,
Jr. Sub. Notes, Series V	4.700(ff)	01/30/25(oo)		605	620,397
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF	5.000(ff)	08/01/24(oo)		500	522,085
Jr. Sub. Notes, Series HH	4.600(ff)	02/01/25(oo)		80	81,838
Texas Capital Bank NA,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 4.500%	4.632(c)	09/30/24		600	602,060

					2,409,797

Entertainment 0.2%

AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	12.000	06/15/26		61	58,927

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media 0.1%

Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A	6.625%	08/15/27	75	$33,082

Pipelines 0.4%

Energy Transfer LP,
Jr. Sub. Notes, Series G	7.125(ff)	05/15/30(oo)	140	146,074

TOTAL CORPORATE BONDS (cost $2,692,550)				2,725,273

RESIDENTIAL MORTGAGE-BACKED SECURITIES 21.8%
Bellemeade Re Ltd. (Bermuda),
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.686(c)	04/25/28	62	62,391
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	1.936(c)	10/25/28	120	120,412
Series 2020-02A, Class M1B, 144A, 1 Month LIBOR + 3.200% (Cap N/A, Floor 3.200%)	3.286(c)	08/26/30	121	121,964
Series 2020-02A, Class M1C, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)	4.086(c)	08/26/30	205	209,216
Series 2020-04A, Class M2B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)	3.686(c)	06/25/30	315	318,393
Series 2021-01A, Class M1C, 144A, 30 Day Average SOFR + 2.950% (Cap N/A, Floor 2.950%)	3.000(c)	03/25/31	150	156,346
BVRT Financing Trust,
Series 2021-04, Class F, 144A, 1 Month SOFR + 2.000%^	2.050(c)	09/12/26	350	350,000
Eagle Re Ltd. (Bermuda),
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.500% (Cap N/A, Floor 0.000%)	4.586(c)	10/25/30	230	232,320
Series 2021-01, Class M1C, 144A, 30 Day
Average SOFR + 2.700% (Cap N/A, Floor 2.700%)	2.750(c)	10/25/33	295	302,425
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)	4.050(c)	11/25/50	110	115,569
Series 2021-DNA02, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)	3.450(c)	08/25/33	260	269,456

See Notes to Financial Statements.

PGIM Securitized Credit Fund    19

Schedule of Investments  (continued)

as of September 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA01, Class B1, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 0.000%)	2.386%(c)	01/25/50	900	$899,464
Series 2020-DNA03, Class B1, 144A, 1 Month LIBOR + 5.100% (Cap N/A, Floor 0.000%)	5.186(c)	06/25/50	75	78,354
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)	6.086(c)	08/25/50	100	106,281
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)	4.850(c)	10/25/50	120	128,132
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)	5.336(c)	09/25/50	120	126,011
Series 2021-DNA01, Class B1, 144A, 30 Day Average SOFR + 2.650% (Cap N/A, Floor 0.000%)	2.700(c)	01/25/51	250	251,195
Series 2021-DNA03, Class B1, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)	3.550(c)	10/25/33	425	445,196
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)	3.100(c)	01/25/34	150	153,196
Series 2021-HQA02, Class B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)	3.200(c)	12/25/33	150	152,063
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)	3.400(c)	09/25/41	90	90,125
GCAT LLC,
Series 2019-04, Class A1, 144A	3.228	11/26/49	191	192,288
Home Re Ltd. (Bermuda),
Series 2020-01, Class M1C, 144A, 1 Month LIBOR + 4.150% (Cap N/A, Floor 4.150%)	4.236(c)	10/25/30	200	203,830
Series 2021-01, Class M1C, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 0.000%)	2.386(c)	07/25/33	150	149,093
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)	2.850(c)	01/25/34	410	411,025
Oaktown Re V Ltd. (Bermuda),
Series 2020-02A, Class M1B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)	3.686(c)	10/25/30	165	167,888
PMT Credit Risk Transfer Trust,
Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)	3.902(c)	12/25/22	485	486,638

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Radnor Re Ltd. (Bermuda),
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.600% (Cap N/A, Floor 4.600%)	4.686%(c)	10/25/30		195	$196,099
Retiro Mortgage Securities DAC (Ireland),
Series 01A, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 5.000%, Floor 0.000%)	1.453(c)	07/30/75	EUR	337	388,589
ZH Trust,
Series 2021-01, Class A, 144A	2.253	02/18/27		140	140,199

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $6,921,954)					7,024,158

			Shares

COMMON STOCK 0.0%

Oil, Gas & Consumable Fuels

Chesapeake Energy Corp. Backstop Commitment (cost $398)				42	2,587

TOTAL LONG-TERM INVESTMENTS (cost $30,863,062)					31,235,215

SHORT-TERM INVESTMENT 1.7%

AFFILIATED MUTUAL FUND 1.7%
PGIM Core Ultra Short Bond Fund (cost $541,328)(wb)				541,328	541,328

TOTAL INVESTMENTS, BEFORE OPTION WRITTEN 98.5% (cost $31,404,390)					31,776,543

OPTION WRITTEN*~ (0.0)% (premiums received $0)					(93)

TOTAL INVESTMENTS, NET OF OPTION WRITTEN 98.5% (cost $31,404,390)					31,776,450
Other assets in excess of liabilities(z) 1.5%					476,853

NET ASSETS 100.0%					$32,253,303

Below is a list of the abbreviation(s) used in the annual report:

EUR—Euro

GBP—British Pound

See Notes to Financial Statements.

PGIM Securitized Credit Fund    21

Schedule of Investments  (continued)

as of September 30, 2021

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CMBX—Commercial Mortgage-Backed Index

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

IO—Interest Only (Principal amount represents notional)

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

M—Monthly payment frequency for swaps

OTC—Over-the-counter

PIK—Payment-in-Kind

Q—Quarterly payment frequency for swaps

S—Semiannual payment frequency for swaps

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

USOIS—United States Overnight Index Swap

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $351,289 and 1.1% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at September 30, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of September 30, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay		Notional Amount (000)#	Value
GS_21-PJA†† ^	Put	Goldman Sachs International	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M	)	630	$(93)

(premiums received $0)

††	The value of the contract, GS_21-PJA, is derived from a pool of senior prime jumbo mortgages.

See Notes to Financial Statements.

22

Futures contracts outstanding at September 30, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Position:
10	10 Year U.S. Treasury Notes	Dec. 2021	$1,316,094	$(15,567)

Short Positions:
3	2 Year U.S. Treasury Notes	Dec. 2021	660,164	700
34	5 Year U.S. Treasury Notes	Dec. 2021	4,173,234	24,710

				25,410

				$9,843

Forward foreign currency exchange contracts outstanding at September 30, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 10/04/21	Barclays Bank PLC	GBP 1,059	$1,447,389	$1,427,163	$—	$(20,226)
Euro,
Expiring 10/04/21	HSBC Bank PLC	EUR 2,529	2,962,568	2,929,306	—	(33,262)

			$4,409,957	$4,356,469	—	(53,488)

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 10/04/21	HSBC Bank PLC	GBP 1,059	$1,451,191	$1,427,163	$24,028	$—
Expiring 11/02/21	Barclays Bank PLC	GBP 1,059	1,447,449	1,427,214	20,235	—
Euro,
Expiring 10/04/21	Bank of America, N.A.	EUR 747	876,671	865,412	11,259	—
Expiring 10/04/21	Barclays Bank PLC	EUR 498	587,897	576,587	11,310	—
Expiring 10/04/21	Morgan Stanley & Co. International PLC	EUR 1,284	1,508,790	1,487,307	21,483	—
Expiring 11/02/21	HSBC Bank PLC	EUR 2,529	2,964,206	2,930,884	33,322	—

			$8,836,204	$8,714,567	121,637	—

					$121,637	$(53,488)

See Notes to Financial Statements.

PGIM Securitized Credit Fund    23

Schedule of Investments  (continued)

as of September 30, 2021

Credit default swap agreements outstanding at September 30, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at September 30, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
Ajax Mortgage Loan Trust	10/29/21	1.000%(M)		64	*	$ 2	$ —	$ 2	Goldman Sachs International
Alcentra CLO	10/25/21	1.000%(M)	EUR	506	*	538	—	538	Goldman Sachs International
Alcentra CLO	10/25/21	1.000%(M)	EUR	47	*	50	—	50	Goldman Sachs International
AMSR Trust	10/29/21	1.250%(M)		48	*	2	—	2	Goldman Sachs International
AMSR Trust	10/29/21	1.250%(M)		28	*	1	—	1	Goldman Sachs International
AMSR Trust	10/29/21	1.250%(M)		19	*	1	—	1	Goldman Sachs International
AMSR Trust	10/29/21	1.250%(M)		14	*	—	—	—	Goldman Sachs International
Apollo CLO	10/25/21	1.000%(M)	EUR	64	*	68	—	68	Goldman Sachs International
Assured CLO	10/25/21	1.000%(M)	EUR	15	*	15	—	15	Goldman Sachs International
Bellemeade Re Ltd.	10/29/21	1.250%(M)		77	*	3	—	3	Goldman Sachs International
Bellemeade Re Ltd.	10/29/21	1.250%(M)		27	*	1	—	1	Goldman Sachs International
Bellemeade Re Ltd.	10/29/21	1.250%(M)		13	*	—	—	—	Goldman Sachs International
Black Diamond CLO	10/25/21	1.350%(M)	EUR	50	*	72	—	72	Goldman Sachs International
Blackstone CLO	10/25/21	1.000%(M)	EUR	115	*	123	—	123	Goldman Sachs International

See Notes to Financial Statements.

24

Credit default swap agreements outstanding at September 30, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at September 30, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on asset-backed and/or mortgage-backed securities - Sell Protection(2)^ (cont’d.):
BRAVO Residential Funding Trust	10/29/21	1.000%(M)		78	*	$ 2	$ —	$ 2	Goldman Sachs International
BRAVO Residential Funding Trust	10/29/21	1.250%(M)		9	*	—	—	—	Goldman Sachs International
Carlyle CLO	10/25/21	1.000%(M)	EUR	78	*	83	—	83	Goldman Sachs International
Carlyle CLO	10/25/21	1.000%(M)	EUR	37	*	40	—	40	Goldman Sachs International
CD Commercial Mortgage Trust	10/28/21	1.250%(M)		27	*	29	—	29	Goldman Sachs International
COMM Mortgage Trust	10/28/21	1.250%(M)		37	*	40	—	40	Goldman Sachs International
COMM Mortgage Trust	10/28/21	1.250%(M)		23	*	25	—	25	Goldman Sachs International
Countrywide Alternative Loan Trust	10/29/21	1.250%(M)		39	*	1	—	1	Goldman Sachs International
Credit Suisse Mortgage Trust	10/28/21	1.250%(M)		9	*	10	—	10	Goldman Sachs International
Delta Home Equity	10/29/21	1.250%(M)		92	*	3	—	3	Goldman Sachs International
Eagle Re Ltd.	10/29/21	1.250%(M)		82	*	3	—	3	Goldman Sachs International
Eagle Re Ltd.	10/29/21	1.250%(M)		38	*	1	—	1	Goldman Sachs International
First NLC Home Equity	10/29/21	1.250%(M)		8	*	—	—	—	Goldman Sachs International

See Notes to Financial Statements.

PGIM Securitized Credit Fund    25

Schedule of Investments  (continued)

as of September 30, 2021

Credit default swap agreements outstanding at September 30, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at September 30, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on asset-backed and/or mortgage-backed securities - Sell Protection(2)^ (cont’d.):
GLG Silvermine CLO	10/25/21	1.000%(M)	EUR	6	*	$ 6	$ —	$ 6	Goldman Sachs International
GS Mortgage Securities Corp. II	10/28/21	1.250%(M)		9	*	10	—	10	Goldman Sachs International
GS Mortgage-Backed Securities Trust	10/29/21	1.250%(M)		40	*	1	—	1	Goldman Sachs International
GS Mortgage-Backed Securities Trust	10/29/21	1.250%(M)		18	*	1	—	1	Goldman Sachs International
GS_21-PJA††	10/14/21	0.250%(M)		630	*	136	(45)	181	Goldman Sachs International
GSAMP Home Equity	10/29/21	1.250%(M)		44	*	2	—	2	Goldman Sachs International
GSR Mortgage Loan Trust	10/29/21	1.250%(M)		44	*	2	—	2	Goldman Sachs International
GSRPM Mortgage Loan Trust	10/29/21	1.250%(M)		14	*	—	—	—	Goldman Sachs International
Home Re Ltd.	10/29/21	1.250%(M)		150	*	5	—	5	Goldman Sachs International
Home Re Ltd.	10/29/21	1.250%(M)		18	*	1	—	1	Goldman Sachs International
ICG CLO	10/25/21	1.000%(M)	EUR	29	*	31	—	31	Goldman Sachs International
Investcorp CLO	10/25/21	1.000%(M)	EUR	10	*	10	—	10	Goldman Sachs International
Long Beach Home Equity	10/29/21	1.250%(M)		63	*	2	—	2	Goldman Sachs International

See Notes to Financial Statements.

26

Credit default swap agreements outstanding at September 30, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at September 30, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on asset-backed and/or mortgage-backed securities - Sell Protection(2)^ (cont’d.):
MFRA Trust	10/29/21	1.250	%(M)	9	*	$—	$—	$—	Goldman Sachs International
Morgan Stanley Capital I Trust	10/28/21	1.250	%(M)	45	*	49	—	49	Goldman Sachs International
Oaktown Re Ltd.	10/29/21	1.250	%(M)	53	*	2	—	2	Goldman Sachs International
Progress Residential Trust	10/29/21	1.000	%(M)	70	*	2	—	2	Goldman Sachs International
Progress Residential Trust	10/29/21	1.000	%(M)	27	*	1	—	1	Goldman Sachs International
Progress Residential Trust	10/29/21	1.250	%(M)	10	*	—	—	—	Goldman Sachs International
Progress Residential Trust	10/29/21	1.000	%(M)	10	*	—	—	—	Goldman Sachs International
Radnor Re Ltd.	10/29/21	1.250	%(M)	101	*	4	—	4	Goldman Sachs International
Radnor Re Ltd.	10/29/21	1.250	%(M)	27	*	1	—	1	Goldman Sachs International
Residential Accredit Loans, Inc.	10/29/21	1.250	%(M)	53	*	2	—	2	Goldman Sachs International
Starwood Mortgage Residential Trust	10/29/21	1.250	%(M)	40	*	1	—	1	Goldman Sachs International

						$1,382	$(45)	$1,427

††	The value of the contract, GS_21-PJA, is derived from a pool of senior prime jumbo mortgages.

See Notes to Financial Statements.

PGIM Securitized Credit Fund    27

Schedule of Investments  (continued)

as of September 30, 2021

Credit default swap agreements outstanding at September 30, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at September 30, 2021(4)	Value at Trade Date	Value at September 30, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.36.V1	06/20/26	5.000%(Q)	450	2.858%	$38,851	$42,109	$3,258

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on credit indices - Buy Protection(1):
CMBX.NA.BBB.12	08/17/61	3.000%(M)	300	$13,712	$60,860	$(47,148)	Morgan Stanley &Co. International PLC

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the

See Notes to Financial Statements.

28

referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at September 30, 2021:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at September 30, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:

EUR 400	12/06/21	0.095%(A)	6 Month EURIBOR(1)(S)	$(5,160)	$(1,705)	$3,455
EUR 885	05/11/24	0.396%(A)	6 Month EURIBOR(1)(S)	(29,758)	(24,787)	4,971
1,355	05/11/22	2.300%(A)	1 Day USOIS(1)(A)	(55,484)	(30,704)	24,780
2,100	05/11/23	2.250%(A)	1 Day USOIS(1)(A)	(134,663)	(88,585)	46,078
300	05/11/26	0.550%(A)	1 Day SOFR(1)(A)	1,280	2,734	1,454

				$(223,785)	$(143,047)	$80,738

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$60,860	$(45)	$1,427	$(47,148)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
J.P. Morgan Securities LLC	$567,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

See Notes to Financial Statements.

PGIM Securitized Credit Fund    29

Schedule of Investments  (continued)

as of September 30, 2021

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$1,694,961	$—
Collateralized Loan Obligations	—	5,448,038	—
Consumer Loans	—	1,313,282	—
Other	—	1,624,856	—
Residential Mortgage-Backed Securities	—	546,268	—
Student Loans	—	256,630	—
Bank Loans	—	742,464	—
Commercial Mortgage-Backed Securities	—	9,856,698	—
Corporate Bonds	—	2,725,273	—
Residential Mortgage-Backed Securities	—	6,674,158	350,000
Common Stock	—	2,587	—
Short-Term Investment
Affiliated Mutual Fund	541,328	—	—

Total	$541,328	$30,885,215	$350,000

Liabilities
Option Written	$—	$—	$(93)

Other Financial Instruments*
Assets
Futures Contracts	$25,410	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	121,637	—
Centrally Cleared Credit Default Swap Agreement	—	3,258	—
OTC Credit Default Swap Agreements	—	13,712	1,382
Centrally Cleared Interest Rate Swap Agreements	—	80,738	—

Total	$25,410	$219,345	$1,382

Liabilities
Futures Contracts	$(15,567)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(53,488)	—

Total	$(15,567)	$(53,488)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

30

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities- Automobiles	Residential Mortgage-Backed Securities	Options Written	OTC Credit Default Swap Agreements
Balance as of 09/30/20	$198,924	$—	$—	$2,996
Realized gain (loss)	(42,428)	—	—	8,097
Change in unrealized appreciation (depreciation)	45,321	—	(93)	1,382
Purchases/Exchanges/Issuances	—	350,000	—	—
Sales/Paydowns	(201,817)	—	—	(11,093)
Accrued discount/premium	—	—	—	—
Transfers into Level 3*	—	—	—	—
Transfers out of Level 3*	—	—	—	—

Balance as of 09/30/21	$—	$350,000	$(93)	$1,382

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$—	$(93)	$1,382

*

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels due to a change in observable and/or unobservable inputs.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board and contain unobservable inputs provided by independent pricing vendors or brokers. As of September 30, 2021, the aggregate value of these securities was $351,289. The unobservable inputs for these investments were not developed by the Fund and are not readily available.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of September 30, 2021 were as follows (unaudited):

Commercial Mortgage-Backed Securities	30.6%
Residential Mortgage-Backed Securities	23.5
Collateralized Loan Obligations	16.9
Banks	7.5
Automobiles	5.2
Other	5.0
Consumer Loans	4.1
Affiliated Mutual Fund	1.7
Student Loans	0.8
Real Estate	0.5
Telecommunications	0.5
Chemicals	0.5
Pipelines	0.4
Healthcare-Services	0.4
Media	0.4

Aerospace & Defense	0.2%
Entertainment	0.2
Software	0.1
Oil, Gas & Consumable Fuels	0.0	*
	98.5
Option Written	(0.0	)*
Other assets in excess of liabilities	1.5

	100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

PGIM Securitized Credit Fund    31

Schedule of Investments  (continued)

as of September 30, 2021

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of September 30, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$3,258	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	60,860		Premiums received for OTC swap agreements	45
Credit contracts	—	—		Options written outstanding, at value	93
Credit contracts	Unrealized appreciation on OTC swap agreements	1,427		Unrealized depreciation on OTC swap agreements	47,148
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	121,637		Unrealized depreciation on OTC forward foreign currency exchange contracts	53,488
Interest rate contracts	Due from/to broker-variation margin futures	25,410	*	Due from/to broker-variation margin futures	15,567	*
Interest rate contracts	Due from/to broker-variation margin swaps	80,738	*	—	—

		$293,330			$116,341

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

32

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$35,107
Foreign exchange contracts	—	50,270	—
Interest rate contracts	4,168	—	(220,959)

Total	$4,168	$50,270	$(185,852)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$(93)	$—	$—	$(45,703)
Foreign exchange contracts	—	—	53,123	—
Interest rate contracts	—	10,207	—	254,448

Total	$(93)	$10,207	$53,123	$208,745

For the year ended September 30, 2021, the Fund’s average volume of derivative activities is as follows:

Options Written(1)	Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)
$252,000	$422,219	$1,441,862	$2,506,520

Forward Foreign Currency Exchange Contracts—Sold(2)	Interest Rate Swap Agreements(1)	Credit Default Swap Agreements— Buy Protection(1)
$5,524,359	$8,894,770	$240,000

Credit Default Swap Agreements — Sell Protection(1)
$4,578,883

(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the year ended September 30, 2021.

See Notes to Financial Statements.

PGIM Securitized Credit Fund    33

Schedule of Investments  (continued)

as of September 30, 2021

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$11,259	$—	$11,259	$—	$11,259
Barclays Bank PLC	31,545	(20,226)	11,319	—	11,319
Goldman Sachs International	1,427	(138)	1,289	—	1,289
HSBC Bank PLC	57,350	(33,262)	24,088	—	24,088
Morgan Stanley & Co. International PLC	82,343	(47,148)	35,195	—	35,195

	$183,924	$(100,774)	$83,150	$—	$83,150

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

34

Statement of Assets and Liabilities

as of September 30, 2021

Assets

Investments at value:
Unaffiliated investments (cost $30,863,062)	$31,235,215
Affiliated investments (cost $541,328)	541,328
Cash	441
Foreign currency, at value (cost $6,503)	6,382
Cash segregated for counterparty - OTC	10,000
Deposit with broker for centrally cleared/exchange-traded derivatives	567,000
Receivable for investments sold	141,254
Unrealized appreciation on OTC forward foreign currency exchange contracts	121,637
Interest receivable	107,600
Premiums paid for OTC swap agreements	60,860
Unrealized appreciation on OTC swap agreements	1,427
Prepaid expenses	1,307

Total Assets	32,794,451

Liabilities

Payable for investments purchased	317,875
Audit fee payable	57,002
Unrealized depreciation on OTC forward foreign currency exchange contracts	53,488
Unrealized depreciation on OTC swap agreements	47,148
Accrued expenses and other liabilities	43,606
Management fee payable	15,057
Payable for Fund shares purchased	4,156
Due to broker—variation margin futures	1,633
Due to broker—variation margin swaps	883
Affiliated transfer agent fee payable	120
Options written outstanding, at value	93
Premiums received for OTC swap agreements	45
Dividends payable	27
Distribution fee payable	15

Total Liabilities	541,148

Net Assets	$32,253,303

Net assets were comprised of:
Shares of beneficial interest, at par	$3,265
Paid-in capital in excess of par	32,360,800
Total distributable earnings (loss)	(110,762)

Net assets, September 30, 2021	$32,253,303

See Notes to Financial Statements.

PGIM Securitized Credit Fund    35

Statement of Assets and Liabilities

as of September 30, 2021

Class A

Net asset value and redemption price per share, ($38,998 ÷ 3,946 shares of beneficial interest issued and outstanding)	$9.88
Maximum sales charge (3.25% of offering price)	0.33

Maximum offering price to public	$10.21

Class C

Net asset value, offering price and redemption price per share, ($10,418 ÷ 1,055 shares of beneficial interest issued and outstanding)	$9.88

Class Z

Net asset value, offering price and redemption price per share, ($32,193,220 ÷ 3,258,681 shares of beneficial interest issued and outstanding)	$9.88

Class R6

Net asset value, offering price and redemption price per share, ($10,667 ÷ 1,080 shares of beneficial interest issued and outstanding)	$9.88

Net Asset Values Per Share may not recalculate due to rounding.

See Notes to Financial Statements.

36

Statement of Operations

Year Ended September 30, 2021

Net Investment Income (Loss)
Income
Interest income	$1,076,021
Affiliated dividend income	1,987
Unaffiliated dividend income (net of $3 foreign withholding tax)	11

Total income	1,078,019

Expenses
Management fee	178,685
Distribution fee(a)	165
Custodian and accounting fees	63,985
Audit fee	59,199
Transfer agent’s fees and expenses (including affiliated expense of $695)(a)	43,891
Registration fees(a)	27,672
Legal fees and expenses	20,731
Shareholders’ reports	11,197
Trustees’ fees	10,030
Miscellaneous	19,641

Total expenses	435,196
Less: Fee waiver and/or expense reimbursement(a)	(241,460)

Net expenses	193,736

Net investment income (loss)	884,283

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	214,282
Futures transactions	4,168
Forward currency contract transactions	50,270
Swap agreement transactions	(185,852)
Foreign currency transactions	41,319

124,187

Net change in unrealized appreciation (depreciation) on:
Investments	820,548
Futures	10,207
Forward currency contracts	53,123
Options written	(93)
Swap agreements	208,745
Foreign currencies	1,253

1,093,783

Net gain (loss) on investment and foreign currency transactions	1,217,970

Net Increase (Decrease) In Net Assets Resulting From Operations	$2,102,253

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	64	101	—	—
Transfer agent’s fees and expenses	168	43	43,640	40
Registration fees	6,318	6,318	8,718	6,318
Fee waiver and/or expense reimbursement	(6,635)	(6,418)	(221,986)	(6,421)

See Notes to Financial Statements.

PGIM Securitized Credit Fund    37

Statements of Changes in Net Assets

	Year Ended
	September 30,

	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$884,283	$952,143
Net realized gain (loss) on investment and foreign currency transactions	124,187	(839,261)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,093,783	(402,282)

Net increase (decrease) in net assets resulting from operations	2,102,253	(289,400)

Dividends and Distributions
Distributions from distributable earnings
Class A	(624)	(566)
Class C	(169)	(291)
Class Z	(793,722)	(1,079,371)
Class R6	(281)	(393)

	(794,796)	(1,080,621)

Tax return of capital distributions
Class A	—	(8)
Class C	—	(4)
Class Z	—	(15,413)
Class R6	—	(6)

	—	(15,431)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	3,862,623	2,224,279
Net asset value of shares issued in reinvestment of dividends and distributions	786,920	1,072,027
Cost of shares purchased	(1,881,634)	(724,139)

Net increase (decrease) in net assets from Fund share transactions	2,767,909	2,572,167

Total increase (decrease)	4,075,366	1,186,715

Net Assets:

Beginning of year	28,177,937	26,991,222

End of year	$32,253,303	$28,177,937

See Notes to Financial Statements.

38

Financial Highlights

Class A Shares
	Year Ended September 30,		July 1, 2019(a) through September 30, 2019
	2021	2020

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.45	$9.97	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.30	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.40	(0.46)	(0.03)
Total from investment operations	0.66	(0.16)	0.05
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.36)	(0.08)
Tax return of capital distributions	-	- (c)	-
Total dividends and distributions	(0.23)	(0.36)	(0.08)
Net asset value, end of period	$9.88	$9.45	$9.97
Total Return(d):	7.10%	(1.57)%	0.51%

Ratios/Supplemental Data:
Net assets, end of period (000)	$39	$21	$10
Average net assets (000)	$26	$16	$10
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.90%	0.90%	0.90	%(f)
Expenses before waivers and/or expense reimbursement	26.65%	94.01%	813.14	%(f)
Net investment income (loss)	2.70%	3.15%	3.07	%(f)
Portfolio turnover rate(g)	58%	60%	14%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Securitized Credit Fund    39

Financial Highlights (continued)

Class C Shares
	Year Ended September 30,		July 1, 2019(a) through September 30, 2019
	2021	2020

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.44	$9.97	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.24	0.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.41	(0.48)	(0.03)
Total from investment operations	0.60	(0.24)	0.03
Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.29)	(0.06)
Tax return of capital distributions	-	- (c)	-
Total dividends and distributions	(0.16)	(0.29)	(0.06)
Net asset value, end of period	$9.88	$9.44	$9.97
Total Return(d):	6.41%	(2.40)%	0.33%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10	$10	$10
Average net assets (000)	$10	$10	$10
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.65%	1.65%	1.65	%(f)
Expenses before waivers and/or expense reimbursement	64.82%	148.80%	814.62	%(f)
Net investment income (loss)	1.97%	2.51%	2.32	%(f)
Portfolio turnover rate(g)	58%	60%	14%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

40

Class Z Shares
	Year Ended September 30,		July 1, 2019(a) through September 30, 2019
	2021	2020

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.45	$9.97	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.33	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.40	(0.47)	(0.02)
Total from investment operations	0.69	(0.14)	0.06
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.37)	(0.09)
Tax return of capital distributions	-	(0.01)	-
Total dividends and distributions	(0.26)	(0.38)	(0.09)
Net asset value, end of period	$9.88	$9.45	$9.97
Total Return(c):	7.37%	(1.32)%	0.57%

Ratios/Supplemental Data:
Net assets, end of period (000)	$32,193	$28,137	$26,961
Average net assets (000)	$29,735	$27,164	$20,410
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.65%	0.65%	0.65	%(e)
Expenses before waivers and/or expense reimbursement	1.40%	1.68%	2.72	%(e)
Net investment income (loss)	2.97%	3.50%	3.32	%(e)
Portfolio turnover rate(f)	58%	60%	14%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Securitized Credit Fund    41

Financial Highlights (continued)

Class R6 Shares
	Year Ended September 30,		July 1, 2019(a) through September 30, 2019
	2021	2020

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.45	$9.97	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.34	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.40	(0.47)	(0.02)
Total from investment operations	0.69	(0.13)	0.06
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.38)	(0.09)
Tax return of capital distributions	-	(0.01)	-
Total dividends and distributions	(0.26)	(0.39)	(0.09)
Net asset value, end of period	$9.88	$9.45	$9.97
Total Return(c):	7.42%	(1.28)%	0.58%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11	$10	$10
Average net assets (000)	$10	$10	$6,365
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.60%	0.60%	0.60	%(e)
Expenses before waivers and/or expense reimbursement	62.68%	146.78%	3.44	%(e)
Net investment income (loss)	3.02%	3.56%	3.33	%(e)
Portfolio turnover rate(f)	58%	60%	14%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 8 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of two series: PGIM QMA Stock Index Fund, which is a diversified fund for purposes of the 1940 Act and PGIM Securitized Credit Fund, which is a non-diversified fund for purposes of the 1940 Act. These financial statements relate only to the PGIM Securitized Credit Fund (the “Fund”).

The investment objective of the Fund is to seek to maximize total return, through a combination of current income and capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Securitized Credit Fund    43

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally

44

classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

PGIM Securitized Credit Fund    45

Notes to Financial Statements (continued)

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

46

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

PGIM Securitized Credit Fund    47

Notes to Financial Statements (continued)

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap,

48

represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to

PGIM Securitized Credit Fund    49

Notes to Financial Statements (continued)

be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Trust, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any

50

election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declard and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Securitized Credit Fund    51

Notes to Financial Statements (continued)

3.	Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (each a “subadviser” and collectively the “subadvisers”). The Manager pays for the services of the subadvisers.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.60% of the Fund’s average daily net assets up to $2.5 billion, 0.55% of average daily net assets on the next $2.5 billion and 0.50% of average daily net assets in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.60% for the year ended September 30, 2021.

The Manager has contractually agreed, through January 31, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.90% of average daily net assets for Class A shares, 1.65% of average daily net assets for Class C shares, 0.65% of average daily net assets for Class Z shares and 0.60% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

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Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

For the year ended September 30, 2021, PIMS received $178 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended September 30, 2021, PIMS did not receive any contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended September 30, 2021, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended September 30, 2021, were $19,281,482 and $16,363,017, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended September 30, 2021, is presented as follows:

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Notes to Financial Statements  (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund (1)(wb)
$259,288	$18,770,849	$18,488,809	$—	$—	$541,328	541,328	$1,987

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended September 30, 2021, the tax character of dividends paid by the Fund was $794,796 of ordinary income. For the year ended September 30, 2020, the tax character of dividends paid by the Fund were $1,080,621 of ordinary income and $15,431 of tax return of capital.

As of September 30, 2021, the accumulated undistributed earnings on a tax basis was $35,517 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$31,543,172	$928,297	$(517,937)	$410,360

The difference between GAAP and tax basis is primarily attributable to amortization of premiums, swaps, foreign currency contracts and other book to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of September 30, 2021 of approximately $557,000 which can be carried forward for an unlimited period. The Fund utilized approximately $178,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended September 30, 2021. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

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The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the three fiscal years up to the most recent fiscal year ended September 30, 2021 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into four classes, designated Class A, Class C, Class R6 and Class Z.

As of September 30, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	1,072	27.2%
Class C	1,055	100.0%
Class Z	2,885,737	88.6%
Class R6	1,080	100.0%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
1	88.4%	1	7.4%

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Notes to Financial Statements (continued)

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount

Year ended September 30, 2021:
Shares sold	4,764	$46,526
Shares issued in reinvestment of dividends and distributions	62	610
Shares purchased	(2,621)	(25,416)

Net increase (decrease) in shares outstanding before conversion	2,205	21,720
Shares purchased upon conversion into other share class(es)	(507)	(5,000)

Net increase (decrease) in shares outstanding	1,698	$16,720

Year ended September 30, 2020:
Shares sold	1,681	$16,278
Shares issued in reinvestment of dividends and distributions	61	574
Shares purchased	(502)	(4,603)

Net increase (decrease) in shares outstanding	1,240	$12,249

Class C

Year ended September 30, 2021:
Shares issued in reinvestment of dividends and distributions	18	$169

Net increase (decrease) in shares outstanding	18	$169

Year ended September 30, 2020:
Shares issued in reinvestment of dividends and distributions	31	$295

Net increase (decrease) in shares outstanding	31	$295

Class Z

Year ended September 30, 2021:
Shares sold	389,701	$3,816,097
Shares issued in reinvestment of dividends and distributions	80,674	785,860
Shares purchased	(191,171)	(1,856,218)

Net increase (decrease) in shares outstanding before conversion	279,204	2,745,739
Shares issued upon conversion from other share class(es)	507	5,000

Net increase (decrease) in shares outstanding	279,711	$2,750,739

Year ended September 30, 2020:
Shares sold	241,735	$2,208,001
Shares issued in reinvestment of dividends and distributions	112,677	1,070,759
Shares purchased	(78,669)	(719,536)

Net increase (decrease) in shares outstanding	275,743	$2,559,224

Class R6

Year ended September 30, 2021:
Shares issued in reinvestment of dividends and distributions	29	$281

Net increase (decrease) in shares outstanding	29	$281

Year ended September 30, 2020:
Shares issued in reinvestment of dividends and distributions	42	$399

Net increase (decrease) in shares outstanding	42	$399

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8.	Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Subsequent to the reporting period end, the SCA has been renewed and effective October 1, 2021 will provide a commitment of $1,200,000,000 through September 29, 2022. The commitment fee paid by the Participating Funds will continue to be .15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended September 30, 2021.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Bank Loan Investments Risk: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan

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Notes to Financial Statements (continued)

because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds in a timely manner. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.

Credit Risk/Counterparty Risk: The ability, or perceived ability, of the issuer or guarantor of a debt security, or the counterparty (the party on the other side of the transaction) to a derivatives contract or other financial contract to meet its financial obligations will affect the value of the security or derivative. Counterparty and credit risk are especially important in the context of privately negotiated instruments. The Fund expects to enter into certain privately negotiated agreements where the counterparty assumes the physical settlement obligations of the Fund under such transactions. Under this type of arrangement, there is a risk that the relevant counterparty or intermediary would, due to insolvency or other reasons, be unable to or fail to assume the physical settlement obligations of the Fund, in which case

58

the Fund could be required to sell portfolio instruments at unfavorable times or prices or could have insufficient assets to satisfy its physical settlement obligations.

Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by the Fund, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Fund assets allocated to lower-rated securities generally will increase the credit risk to which the Fund is subject. Not all securities in which the Fund invests are rated. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

PGIM Securitized Credit Fund    59

Notes to Financial Statements (continued)

Fixed Income Risk: As with credit risk, market risk and interest rate risk, the Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to call and redemption risk, which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) generally involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the U.S. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system. In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a

60

lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Leverage Risk: Certain transactions in which the Fund may engage may give rise to leverage. The use of leverage exaggerates the effect of any increase or decrease in the value of the Fund’s holdings, and makes any change in the Fund’s net asset value (NAV) greater than it would be without the use of leverage. This could result in increased volatility of investment return. There is a possibility that segregation involving a large percentage of the assets of the Fund could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations or that the Fund may be required to dispose of some of its investments at unfavorable prices or times.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and

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Notes to Financial Statements (continued)

other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund.

The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

62

Market Disruption and Geopolitical Risk: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the Investment Company Act of 1940 (1940 Act). This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

New Fund Risk: The Fund recently commenced operations. As a new and relatively small fund, the Fund’s performance may not represent how the Fund is expected to or may perform in the long term if it becomes larger and after it has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or

PGIM Securitized Credit Fund    63

Notes to Financial Statements (continued)

positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, either of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for all shareholders. Such a liquidation could result in transaction costs and have negative tax consequences for shareholders.

Structured Products Risk: Holders of structured product securities bear risks of the underlying investments, index or reference obligation. Certain structured products may be thinly traded or have a limited trading market, and as a result may be characterized as illiquid. The possible lack of a liquid secondary market for structured securities and the resulting inability of the Fund to sell a structured security could expose the Fund to losses and could make structured securities more difficult for the Fund to value accurately, which may also result in additional costs. Structured products are subject to issuer repayment and counterparty risk; the Fund may have the right to receive payments only from the structured product, and generally may not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products are also subject to credit risk; the assets backing the structured product may be insufficient to pay interest or principal. In addition to the general risks associated with investments in fixed income, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured securities are generally privately negotiated debt obligations where the principal and/or interest or value of the structured security is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference instrument”), and changes in the reference instrument or security may cause significant price fluctuations, or could cause the interest rate on the structured security to be reduced to zero. Structured products may also entail structural complexity and documentation risk and there is no guarantee that the courts or administrators will interpret the priority of principal and interest payments as expected.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support to any such issuers if it is not obligated to do so by law. It is

64

possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

PGIM Securitized Credit Fund    65

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 8 and Shareholders of PGIM Securitized Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Securitized Credit Fund (one of the funds constituting Prudential Investment Portfolios 8, referred to hereafter as the “Fund”) as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and financial highlights for each of the two years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of September 30, 2019 and for the period July 1, 2019 (commencement of operations) through September 30, 2019 and the financial highlights for the period July 1, 2019 (commencement of operations) through September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 15, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

November 16, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

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Tax Information (unaudited)

For the year ended September 30, 2021, the Fund reports the maximum amount allowable but not less than 81.17% as interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2021.

PGIM Securitized Credit Fund	67

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Securitized Credit Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Securitized Credit Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since July 2019

PGIM Securitized Credit Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.	Since October 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Securitized Credit Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Securitized Credit Fund (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”), on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadvisers and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

1 PGIM Securitized Credit Fund is a series of Prudential Investment Portfolios 8.

PGIM Securitized Credit Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments, PGIML and PGIM (through its PGIM Fixed Income unit), which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management and subadvisory agreement.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2020 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Securitized Credit Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments, PGIM Fixed Income and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2020.1 The Board considered that that longer-term performance was not yet available as for periods prior to July 1 2019, the Fund’s performance is that of a predecessor fund which commenced operations on November 16, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the

Visit our website at pgim.com/investments

impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	3rd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all the three-and five-year periods, though it underperformed over the one-year period.

•

The Board considered PGIM Investments’ assertion that peer-relative performance comparisons are challenging for this Fund as its Lipper Peer Universe is more akin to a “catch-all” bucket for credit strategies that do not align elsewhere in the Lipper universe and so benchmark-relative comparisons are more appropriate.

•

The Board also considered PGIM Investments’ assertion that it is encouraged by recent outperformance in the first quarter of 2021, during which period it outperformed its benchmark index and peer group (ranking in the 9th percentile). The Board also considered that the Fund outperformed its benchmark index for all periods and its peer group for the one-year period ended March 31, 2021.

•

The Board noted that for periods prior to July 1, 2019, the Fund’s performance is that of a predecessor fund which commenced operations on November 16, 2015, and that longer-term performance was not yet available.

•

PGIM Investments has contractually agreed, through January 31, 2022, to limit (exclusive of certain fees and expenses) total annual fund operating expenses after fee waivers and/or expense reimbursements to 0.90% of average daily net assets for Class A shares, 1.65% of average daily net assets for Class C shares, 0.65% of average daily net assets for Class Z shares, and 0.60% of average daily net assets for Class R6 shares.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Securitized Credit Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Trustees of the Fund has (per QMA Stock Index) delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jonathan Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street
Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street
Newark, NJ 07102

DISTRIBUTOR	Prudential Investment	655 Broad Street
	Management Services LLC	Newark, NJ 07102

CUSTODIAN	The Bank of New York	240 Greenwich Street
	Mellon	New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund	PO Box 9658
	Services LLC	Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Securitized Credit Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SECURITIZED CREDIT FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	SCFOX	SCFVX	SCFZX	SCFQX

CUSIP	74441F801	74441F884	74441F876	74441F868

MF241E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended September 30, 2021 and September 30, 2020, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $81,350 and $81,350 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended September 30, 2021, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended September 30, 2020, fees of $5,103 were billed to the Registrant for services rendered by KPMG LLP in connection with the auditor transition.

(c) Tax Fees

For the fiscal years ended September 30, 2021 and September 30, 2020: none.

(d) All Other Fees

For the fiscal years ended September 30, 2021 and September 30, 2020: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended September 30, 2021 and September 30, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2021 and September 30, 2020 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this

              Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

              Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

              Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)  (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 8
By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	November 16, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	November 16, 2021

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	November 16, 2021